EARNINGS RELEASE FINANCIAL SUPPLEMENT

FOURTH QUARTER 2018

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2–3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Basis	7
Segment Results - Managed Basis	8
Capital and Other Selected Balance Sheet Items	9
Earnings Per Share and Related Information	10

Business Segment Results
Consumer & Community Banking	11–14
Corporate & Investment Bank	15–17
Commercial Banking	18–19
Asset & Wealth Management	20–22
Corporate	23

Credit-Related Information	24–27

Notes Including Non-GAAP Financial Measures and Key Performance Measures	28–29

Glossary of Terms and Acronyms (a)

(a)
Refer to the Glossary of Terms and Acronyms on pages 283–289 of JPMorgan Chase & Co.’s (the “Firm’s”) Annual Report on Form 10-K for the year ended December 31, 2017 (the “2017 Form 10-K”) and the Glossary of Terms and Acronyms and Line of Business Metrics on Pages 175–179 and pages 180–182, respectively, of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2018.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								FULL YEAR
							4Q18 Change					2018 Change
SELECTED INCOME STATEMENT DATA	4Q18		3Q18	2Q18	1Q18	4Q17	3Q18	4Q17	2018		2017	2017
Reported Basis
Total net revenue	$26,109		$27,260	$27,753	$27,907	$24,457	(4)%	7%	$109,029		$100,705	8%
Total noninterest expense	15,720		15,623	15,971	16,080	14,895	1	6	63,394		59,515	7
Pre-provision profit	10,389		11,637	11,782	11,827	9,562	(11)	9	45,635		41,190	11
Provision for credit losses	1,548		948	1,210	1,165	1,308	63	18	4,871		5,290	(8)
NET INCOME	7,066		8,380	8,316	8,712	4,232	(16)	67	32,474		24,441	33

Managed Basis (a)
Total net revenue	26,804		27,822	28,388	28,520	25,754	(4)	4	111,534		104,722	7
Total noninterest expense	15,720		15,623	15,971	16,080	14,895	1	6	63,394		59,515	7
Pre-provision profit	11,084		12,199	12,417	12,440	10,859	(9)	2	48,140		45,207	6
Provision for credit losses	1,548		948	1,210	1,165	1,308	63	18	4,871		5,290	(8)
NET INCOME	7,066		8,380	8,316	8,712	4,232	(16)	67	32,474		24,441	33

EARNINGS PER SHARE DATA
Net income: Basic	$1.99		$2.35	$2.31	$2.38	$1.08	(15)	84	$9.04		$6.35	42
Diluted	1.98		2.34	2.29	2.37	1.07	(15)	85	9.00		6.31	43
Average shares: Basic	3,335.8		3,376.1	3,415.2	3,458.3	3,489.7	(1)	(4)	3,396.4		3,551.6	(4)
Diluted	3,347.3		3,394.3	3,434.7	3,479.5	3,512.2	(1)	(5)	3,414.0		3,576.8	(5)

MARKET AND PER COMMON SHARE DATA
Market capitalization	$319,780		$375,239	$350,204	$374,423	$366,301	(15)	(13)	$319,780		$366,301	(13)
Common shares at period-end	3,275.8		3,325.4	3,360.9	3,404.8	3,425.3	(1)	(4)	3,275.8		3,425.3	(4)
Book value per share	70.35		69.52	68.85	67.59	67.04	1	5	70.35		67.04	5
Tangible book value per share (“TBVPS”) (b)	56.33		55.68	55.14	54.05	53.56	1	5	56.33		53.56	5
Cash dividends declared per share	0.80		0.80	0.56	0.56	0.56	—	43	2.72		2.12	28

FINANCIAL RATIOS (c)
Return on common equity (“ROE”)	12%		14%	14%	15%	7%			13%		10%
Return on tangible common equity (“ROTCE”) (b)	14		17	17	19	8			17		12
Return on assets	1.06		1.28	1.28	1.37	0.66			1.24		0.96

CAPITAL RATIOS
Common equity Tier 1 (“CET1”) capital ratio (d)	12.0%	(f)	12.0%	12.0%	11.8%	12.2%			12.0%	(f)	12.2%
Tier 1 capital ratio (d)	13.7	(f)	13.6	13.6	13.5	13.9			13.7	(f)	13.9
Total capital ratio (d)	15.5	(f)	15.4	15.5	15.3	15.9			15.5	(f)	15.9
Tier 1 leverage ratio (d)	8.1	(f)	8.2	8.2	8.2	8.3			8.1	(f)	8.3
Supplementary leverage ratio (“SLR”) (e)	6.4%	(f)	6.5	6.5	6.5	6.5			6.4	(f)	6.5

Effective January 1, 2018, the Firm adopted several new accounting standards. Certain of the new accounting standards were applied retrospectively and, accordingly, prior period amounts were revised. Refer to page 29 for a further discussion.

(a)	For a further discussion of managed basis, refer to Reconciliation from Reported to Managed Basis on page 7.

(b)
TBVPS and ROTCE are each non-GAAP financial measures. TBVPS represents tangible common equity (“TCE”) divided by common shares at period-end. ROTCE measures the Firm’s annualized earnings as a percentage of average TCE. TCE is also a non-GAAP financial measure; for a reconciliation of common stockholders’ equity to TCE, refer to page 9. For a further discussion of these measures, refer to pages 28–29.

(c)	Quarterly ratios are based upon annualized amounts.

(d)
Ratios presented are calculated under the Basel III Transitional capital rules and for the capital ratios represent the lower of Standardized or Advanced approach. As of December 31, 2018, and September 30, 2018, the Firm’s capital ratios were equivalent whether calculated on a transitional basis or on a fully phased-in basis. Refer to footnote (a) on page 9 for additional information on Basel III.

(e)
Effective January 1, 2018, the SLR was fully phased-in under Basel III. The SLR is defined as Tier 1 capital divided by the Firm’s total leverage exposure. Ratios prior to March 31, 2018 were calculated under the Basel III Transitional rules.

(f)	Estimated.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							FULL YEAR
						4Q18 Change				2018 Change
	4Q18	3Q18	2Q18	1Q18	4Q17	3Q18	4Q17	2018	2017	2017
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$2,622,532	$2,615,183	$2,590,050	$2,609,785	$2,533,600	—%	4%	$2,622,532	$2,533,600	4%
Loans:
Consumer, excluding credit card loans	373,732	376,062	374,697	373,395	372,681	(1)	—	373,732	372,681	—
Credit card loans	156,632	147,881	145,255	140,414	149,511	6	5	156,632	149,511	5
Wholesale loans	454,190	430,375	428,462	420,615	408,505	6	11	454,190	408,505	11
Total Loans	984,554	954,318	948,414	934,424	930,697	3	6	984,554	930,697	6
Core loans (a)	931,856	899,006	889,433	870,536	863,683	4	8	931,856	863,683	8
Core loans (average) (a)	907,271	894,279	877,640	861,089	850,166	1	7	885,221	829,558	7

Deposits:
U.S. offices:
Noninterest-bearing	369,505	374,603	385,741	397,856	393,645	(1)	(6)	369,505	393,645	(6)
Interest-bearing	831,085	814,988	819,454	825,223	793,618	2	5	831,085	793,618	5
Non-U.S. offices:
Noninterest-bearing	19,092	19,127	16,602	17,019	15,576	—	23	19,092	15,576	23
Interest-bearing	250,984	250,044	230,325	246,863	241,143	—	4	250,984	241,143	4
Total deposits	1,470,666	1,458,762	1,452,122	1,486,961	1,443,982	1	2	1,470,666	1,443,982	2

Long-term debt	282,031	270,124	273,114	274,449	284,080	4	(1)	282,031	284,080	(1)
Common stockholders’ equity	230,447	231,192	231,390	230,133	229,625	—	—	230,447	229,625	—
Total stockholders’ equity	256,515	258,956	257,458	256,201	255,693	(1)	—	256,515	255,693	—

Loans-to-deposits ratio	67%	65%	65%	63%	64%			67%	64%

Headcount	256,105	255,313	252,942	253,707	252,539	—	1	256,105	252,539	1

95% CONFIDENCE LEVEL - TOTAL VaR
Average VaR	$51	$35	$35	$43	$34	46	50

LINE OF BUSINESS NET REVENUE (b)
Consumer & Community Banking	$13,695	$13,290	$12,497	$12,597	$12,070	3	13	$52,079	$46,485	12
Corporate & Investment Bank	7,237	8,805	9,923	10,483	7,518	(18)	(4)	36,448	34,657	5
Commercial Banking	2,306	2,271	2,316	2,166	2,353	2	(2)	9,059	8,605	5
Asset & Wealth Management	3,439	3,559	3,572	3,506	3,638	(3)	(5)	14,076	13,835	2
Corporate	127	(103)	80	(232)	175	NM	(27)	(128)	1,140	NM
TOTAL NET REVENUE	$26,804	$27,822	$28,388	$28,520	$25,754	(4)	4	$111,534	$104,722	7

LINE OF BUSINESS NET INCOME
Consumer & Community Banking	$4,028	$4,086	$3,412	$3,326	$2,631	(1)	53	$14,852	$9,395	58
Corporate & Investment Bank	1,975	2,626	3,198	3,974	2,316	(25)	(15)	11,773	10,813	9
Commercial Banking	1,036	1,089	1,087	1,025	957	(5)	8	4,237	3,539	20
Asset & Wealth Management	604	724	755	770	654	(17)	(8)	2,853	2,337	22
Corporate	(577)	(145)	(136)	(383)	(2,326)	(298)	75	(1,241)	(1,643)	24
NET INCOME	$7,066	$8,380	$8,316	$8,712	$4,232	(16)	67	$32,474	$24,441	33

Effective January 1, 2018, the Firm adopted several new accounting standards. Certain of the new accounting standards were applied retrospectively and, accordingly, prior period amounts were revised. Refer to page 29 for a further discussion.

(a)	Loans considered central to the Firm’s ongoing businesses. For further discussion of core loans, refer to pages 28–29.

(b)	For a further discussion of managed basis, refer to Reconciliation from Reported to Managed Basis on page 7.

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								FULL YEAR
							4Q18 Change					2018 Change
REVENUE	4Q18	3Q18	2Q18	1Q18	4Q17		3Q18	4Q17	2018	2017		2017
Investment banking fees	$1,814	$1,832	$2,168	$1,736	$1,818		(1)%	—%	$7,550	$7,412		2%
Principal transactions	1,361	2,964	3,782	3,952	1,907		(54)	(29)	12,059	11,347		6
Lending- and deposit-related fees	1,538	1,542	1,495	1,477	1,506		—	2	6,052	5,933		2
Asset management, administration and commissions	4,195	4,310	4,304	4,309	4,291		(3)	(2)	17,118	16,287		5
Investment securities gains/(losses)	(24)	(46)	(80)	(245)	(28)		48	14	(395)	(66)		(498)
Mortgage fees and related income	203	262	324	465	377		(23)	(46)	1,254	1,616		(22)
Card income	1,366	1,328	1,020	1,275	1,110		3	23	4,989	4,433		13
Other income	1,302	1,160	1,255	1,626	449		12	190	5,343	3,646		47
Noninterest revenue	11,755	13,352	14,268	14,595	11,430		(12)	3	53,970	50,608		7
Interest income	21,038	19,840	18,869	17,695	16,993		6	24	77,442	64,372		20
Interest expense	6,684	5,932	5,384	4,383	3,966		13	69	22,383	14,275		57
Net interest income	14,354	13,908	13,485	13,312	13,027		3	10	55,059	50,097		10
TOTAL NET REVENUE	26,109	27,260	27,753	27,907	24,457		(4)	7	109,029	100,705		8

Provision for credit losses	1,548	948	1,210	1,165	1,308		63	18	4,871	5,290		(8)

NONINTEREST EXPENSE
Compensation expense	7,809	8,108	8,338	8,862	7,498		(4)	4	33,117	31,208		6
Occupancy expense	1,069	1,014	981	888	920		5	16	3,952	3,723		6
Technology, communications and equipment expense	2,361	2,219	2,168	2,054	2,038		6	16	8,802	7,715		14
Professional and outside services	2,169	2,086	2,126	2,121	2,244		4	(3)	8,502	7,890		8
Marketing	894	798	798	800	721		12	24	3,290	2,900		13
Other expense (a)	1,418	1,398	1,560	1,355	1,474		1	(4)	5,731	6,079		(6)
TOTAL NONINTEREST EXPENSE	15,720	15,623	15,971	16,080	14,895		1	6	63,394	59,515		7
Income before income tax expense	8,841	10,689	10,572	10,662	8,254		(17)	7	40,764	35,900		14
Income tax expense	1,775	2,309	2,256	1,950	4,022	(d)	(23)	(56)	8,290	11,459	(d)	(28)
NET INCOME	$7,066	$8,380	$8,316	$8,712	$4,232		(16)	67	$32,474	$24,441		33

NET INCOME PER COMMON SHARE DATA
Basic earnings per share	$1.99	$2.35	$2.31	$2.38	$1.08		(15)	84	$9.04	$6.35		42
Diluted earnings per share	1.98	2.34	2.29	2.37	1.07		(15)	85	9.00	6.31		43

FINANCIAL RATIOS
Return on common equity (b)	12%	14%	14%	15%	7%				13%	10%
Return on tangible common equity (b)(c)	14	17	17	19	8				17	12
Return on assets (b)	1.06	1.28	1.28	1.37	0.66				1.24	0.96
Effective income tax rate	20.1	21.6	21.3	18.3	48.7	(d)			20.3	31.9	(d)
Overhead ratio	60	57	58	58	61				58	59

Effective January 1, 2018, the Firm adopted several new accounting standards. Certain of the new accounting standards were applied retrospectively and, accordingly, prior period amounts were revised. Refer to page 29 for a further discussion.

(a)
Included Firmwide legal expense/(benefit) of $(18) million, $20 million, $0 million, $70 million and $(207) million for the three months ended December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018, and December 31, 2017, respectively; and $72 million and $(35) million for the full year 2018 and 2017, respectively.

(b)	Quarterly ratios are based upon annualized amounts.

(c)	For further discussion of ROTCE, refer to pages 28–29.

(d)	The three months and full year ended December 31, 2017 included a $1.9 billion tax expense as a result of the estimated impact of the enactment of the Tax Cuts & Jobs Act (“TCJA”).

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)
							Dec 31, 2018
							Change
	Dec 31,	Sep 30,		Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,
	2018	2018		2018	2018	2017	2018	2017
ASSETS
Cash and due from banks	$22,324	$23,225		$23,680	$24,834	$25,898	(4)%	(14)%
Deposits with banks	256,469	395,872		381,500	389,978	405,406	(35)	(37)
Federal funds sold and securities purchased under
resale agreements	321,588	217,632		226,505	247,608	198,422	48	62
Securities borrowed	111,995	122,434		108,246	116,132	105,112	(9)	7
Trading assets:
Debt and equity instruments	359,501	359,765		360,289	355,368	325,321	—	11
Derivative receivables	54,213	60,062		58,510	56,914	56,523	(10)	(4)
Investment securities	261,828	231,398		233,015	238,188	249,958	13	5
Loans	984,554	954,318		948,414	934,424	930,697	3	6
Less: Allowance for loan losses	13,445	13,128		13,250	13,375	13,604	2	(1)
Loans, net of allowance for loan losses	971,109	941,190		935,164	921,049	917,093	3	6
Accrued interest and accounts receivable	73,200	78,792		75,669	72,659	67,729	(7)	8
Premises and equipment	14,934	14,180		14,132	14,382	14,159	5	5
Goodwill, MSRs and other intangible assets	54,349	54,697		54,535	54,533	54,392	(1)	—
Other assets	121,022	115,936		118,805	118,140	113,587	4	7
TOTAL ASSETS	$2,622,532	$2,615,183		$2,590,050	$2,609,785	$2,533,600	—	4

LIABILITIES
Deposits	$1,470,666	$1,458,762		$1,452,122	$1,486,961	$1,443,982	1	2
Federal funds purchased and securities loaned or sold
under repurchase agreements	182,320	181,608		175,293	179,091	158,916	—	15
Short-term borrowings	69,276	64,635		63,918	62,667	51,802	7	34
Trading liabilities:
Debt and equity instruments	103,004	109,457		107,327	99,588	85,886	(6)	20
Derivative payables	41,769	41,693		42,511	36,949	37,777	—	11
Accounts payable and other liabilities	196,710	209,707		196,984	192,295	189,383	(6)	4
Beneficial interests issued by consolidated VIEs	20,241	20,241		21,323	21,584	26,081	—	(22)
Long-term debt	282,031	270,124		273,114	274,449	284,080	4	(1)
TOTAL LIABILITIES	2,366,017	2,356,227		2,332,592	2,353,584	2,277,907	—	4

STOCKHOLDERS’ EQUITY
Preferred stock	26,068	27,764	(a)	26,068	26,068	26,068	(6)	—
Common stock	4,105	4,105		4,105	4,105	4,105	—	—
Additional paid-in capital	89,162	89,333		89,392	89,211	90,579	—	(2)
Retained earnings	199,202	195,180		189,881	183,855	177,676	2	12
Accumulated other comprehensive income/(loss)	(1,507)	(2,425)		(1,138)	(1,063)	(119)	38	NM
Shares held in RSU Trust, at cost	(21)	(21)		(21)	(21)	(21)	—	—
Treasury stock, at cost	(60,494)	(54,980)		(50,829)	(45,954)	(42,595)	(10)	(42)
TOTAL STOCKHOLDERS’ EQUITY	256,515	258,956		257,458	256,201	255,693	(1)	—
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,622,532	$2,615,183		$2,590,050	$2,609,785	$2,533,600	—	4

Effective January 1, 2018, the Firm adopted several new accounting standards. Certain of the new accounting standards were applied retrospectively and, accordingly, prior period amounts were revised. Refer to page 29 for a further discussion.

(a)	Included $1.7 billion, which was redeemed on October 30, 2018, as previously announced on September 17, 2018.

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)
	QUARTERLY TRENDS							FULL YEAR
						4Q18 Change				2018 Change
AVERAGE BALANCES	4Q18	3Q18	2Q18	1Q18	4Q17	3Q18	4Q17	2018	2017	2017
ASSETS
Deposits with banks	$364,332	$408,595	$425,942	$423,807	$438,740	(11)%	(17)%	$405,514	$439,663	(8)%
Federal funds sold and securities purchased under
resale agreements	256,258	208,439	205,001	198,362	188,545	23	36	217,150	191,820	13
Securities borrowed	120,930	117,057	112,464	109,733	100,120	3	21	115,082	95,324	21
Trading assets - debt instruments	273,454	258,027	256,526	256,040	247,063	6	11	261,051	237,206	10
Investment securities	245,020	229,987	232,007	239,754	253,767	7	(3)	236,688	268,678	(12)
Loans	961,138	951,724	939,675	926,548	918,806	1	5	944,885	906,397	4
All other interest-earning assets (a)	49,038	46,429	50,662	49,169	42,666	6	15	48,818	41,504	18
Total interest-earning assets	2,270,170	2,220,258	2,222,277	2,203,413	2,189,707	2	4	2,229,188	2,180,592	2
Trading assets - equity instruments	84,934	102,962	112,142	107,688	102,874	(18)	(17)	101,872	115,913	(12)
Trading assets - derivative receivables	59,386	62,075	60,978	60,492	58,890	(4)	1	60,734	59,588	2
All other noninterest-earning assets	222,015	214,326	217,572	214,450	210,684	4	5	217,104	199,969	9
TOTAL ASSETS	$2,636,505	$2,599,621	$2,612,969	$2,586,043	$2,562,155	1	3	$2,608,898	$2,556,062	2
LIABILITIES
Interest-bearing deposits	$1,078,959	$1,057,262	$1,059,357	$1,046,521	$1,030,660	2	5	$1,060,605	$1,013,221	5
Federal funds purchased and securities loaned or
sold under repurchase agreements	184,684	184,377	192,136	196,112	181,898	—	2	189,282	187,386	1
Short-term borrowings (b)	72,967	61,042	62,339	57,603	53,236	20	37	63,523	46,532	37
Trading liabilities - debt and other interest-bearing liabilities (c)	183,069	177,091	180,879	171,488	168,440	3	9	178,161	171,814	4
Beneficial interests issued by consolidated VIEs	19,982	19,921	20,906	23,561	27,295	—	(27)	21,079	32,457	(35)
Long-term debt	275,072	275,979	275,645	279,005	283,301	—	(3)	276,414	291,489	(5)
Total interest-bearing liabilities	1,814,733	1,775,672	1,791,262	1,774,290	1,744,830	2	4	1,789,064	1,742,899	3
Noninterest-bearing deposits	387,334	395,600	401,138	399,487	405,531	(2)	(4)	395,856	404,165	(2)
Trading liabilities - equity instruments	37,527	36,309	34,593	28,631	22,747	3	65	34,295	21,022	63
Trading liabilities - derivative payables	43,538	44,810	42,168	41,745	38,845	(3)	12	43,075	44,122	(2)
All other noninterest-bearing liabilities	96,875	90,539	88,839	88,207	91,987	7	5	91,137	87,292	4
TOTAL LIABILITIES	2,380,007	2,342,930	2,358,000	2,332,360	2,303,940	2	3	2,353,427	2,299,500	2
Preferred stock	26,602	26,252	26,068	26,068	26,642	1	—	26,249	26,212	—
Common stockholders’ equity	229,896	230,439	228,901	227,615	231,573	—	(1)	229,222	230,350	—
TOTAL STOCKHOLDERS’ EQUITY	256,498	256,691	254,969	253,683	258,215	—	(1)	255,471	256,562	—
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,636,505	$2,599,621	$2,612,969	$2,586,043	$2,562,155	1	3	$2,608,898	$2,556,062	2

AVERAGE RATES (d)
INTEREST-EARNING ASSETS
Deposits with banks	1.59%	1.54%	1.45%	1.26%	1.12%			1.46%	0.96%
Federal funds sold and securities purchased under
resale agreements	2.06	1.81	1.58	1.49	1.37			1.76	1.21
Securities borrowed	1.04	0.68	0.53	0.23	0.11			0.63	(0.04) (f)
Trading assets - debt instruments	3.41	3.34	3.33	3.35	3.25			3.36	3.25
Investment securities	3.32	3.26	3.24	3.08	3.15			3.23	3.09
Loans	5.26	5.11	4.99	4.87	4.67			5.06	4.56
All other interest-earning assets (a)	7.63	8.07	6.72	5.61	5.11			7.00	4.44
Total interest-earning assets	3.70	3.57	3.43	3.29	3.14			3.50	3.01

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	0.72	0.61	0.51	0.41	0.35			0.56	0.28
Federal funds purchased and securities loaned or
sold under repurchase agreements	1.94	1.78	1.58	1.20	1.05			1.62	0.86
Short-term borrowings (b)	2.11	1.87	1.67	1.47	1.21			1.80	1.03
Trading liabilities - debt and other interest-bearing liabilities (c)	2.49	2.28	2.00	1.56	1.37			2.09	1.21
Beneficial interests issued by consolidated VIEs	2.53	2.41	2.33	2.11	1.71			2.34	1.55
Long-term debt	3.12	2.96	2.91	2.55	2.41			2.89	2.32
Total interest-bearing liabilities	1.46	1.33	1.21	1.00	0.90			1.25	0.82

INTEREST RATE SPREAD	2.24%	2.24%	2.22%	2.29%	2.24%			2.25%	2.19%
NET YIELD ON INTEREST-EARNING ASSETS	2.54%	2.51%	2.46%	2.48%	2.42%			2.50%	2.36%
Memo: Net yield on interest-earning assets excluding CIB Markets (e)	3.35%	3.30%	3.21%	3.13%	2.97%			3.25%	2.85%

Effective January 1, 2018, the Firm adopted several new accounting standards. Certain of the new accounting standards were applied retrospectively and, accordingly, prior period amounts were revised. Refer to page 29 for a further discussion.

(a)
Includes held-for-investment margin loans, which are classified in accrued interest and accounts receivable, and all other interest-earning assets, which are classified in other assets on the Consolidated Balance Sheets.

(b)	Includes commercial paper.

(c)	Other interest-bearing liabilities include brokerage customer payables.

(d)	Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.

(e)	Net yield on interest-earning assets excluding CIB Markets is a non-GAAP financial measure. For further discussion of the net yield on interest-earning assets excluding CIB Markets, refer to page 28.

(f)
Negative yield is related to client-driven demand for certain securities combined with the impact of low interest rates; this is matched book activity and the negative interest expense on the corresponding securities loaned is recognized in interest expense and reported within trading liabilities – debt and other interest-bearing liabilities.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED BASIS
(in millions, except ratios)

The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year-to-year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. For additional information on managed basis, refer to the notes on Non-GAAP Financial Measures on pages 28–29.

The following summary table provides a reconciliation from reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS							FULL YEAR
						4Q18 Change				2018 Change
	4Q18	3Q18	2Q18	1Q18	4Q17	3Q18	4Q17	2018	2017	2017
OTHER INCOME
Other income - reported	$1,302	$1,160	$1,255	$1,626	$449	12%	190%	$5,343	$3,646	47%
Fully taxable-equivalent adjustments (a)	540	408	474	455	971	32	(44)	1,877	2,704	(31)
Other income - managed	$1,842	$1,568	$1,729	$2,081	$1,420	17	30	$7,220	$6,350	14

TOTAL NONINTEREST REVENUE
Total noninterest revenue - reported	$11,755	$13,352	$14,268	$14,595	$11,430	(12)	3	$53,970	$50,608	7
Fully taxable-equivalent adjustments (a)	540	408	474	455	971	32	(44)	1,877	2,704	(31)
Total noninterest revenue - managed	$12,295	$13,760	$14,742	$15,050	$12,401	(11)	(1)	$55,847	$53,312	5

NET INTEREST INCOME
Net interest income - reported	$14,354	$13,908	$13,485	$13,312	$13,027	3	10	$55,059	$50,097	10
Fully taxable-equivalent adjustments (a)	155	154	161	158	326	1	(52)	628	1,313	(52)
Net interest income - managed	$14,509	$14,062	$13,646	$13,470	$13,353	3	9	$55,687	$51,410	8

TOTAL NET REVENUE
Total net revenue - reported	$26,109	$27,260	$27,753	$27,907	$24,457	(4)	7	$109,029	$100,705	8
Fully taxable-equivalent adjustments (a)	695	562	635	613	1,297	24	(46)	2,505	4,017	(38)
Total net revenue - managed	$26,804	$27,822	$28,388	$28,520	$25,754	(4)	4	$111,534	$104,722	7

PRE-PROVISION PROFIT
Pre-provision profit - reported	$10,389	$11,637	$11,782	$11,827	$9,562	(11)	9	$45,635	$41,190	11
Fully taxable-equivalent adjustments (a)	695	562	635	613	1,297	24	(46)	2,505	4,017	(38)
Pre-provision profit - managed	$11,084	$12,199	$12,417	$12,440	$10,859	(9)	2	$48,140	$45,207	6

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$8,841	$10,689	$10,572	$10,662	$8,254	(17)	7	$40,764	$35,900	14
Fully taxable-equivalent adjustments (a)	695	562	635	613	1,297	24	(46)	2,505	4,017	(38)
Income before income tax expense - managed	$9,536	$11,251	$11,207	$11,275	$9,551	(15)	—	$43,269	$39,917	8

INCOME TAX EXPENSE
Income tax expense - reported	$1,775	$2,309	$2,256	$1,950	$4,022	(23)	(56)	$8,290	$11,459	(28)
Fully taxable-equivalent adjustments (a)	695	562	635	613	1,297	24	(46)	2,505	4,017	(38)
Income tax expense - managed	$2,470	$2,871	$2,891	$2,563	$5,319	(14)	(54)	$10,795	$15,476	(30)

OVERHEAD RATIO
Overhead ratio - reported	60%	57%	58%	58%	61%			58%	59%
Overhead ratio - managed	59	56	56	56	58			57	57

Effective January 1, 2018, the Firm adopted several new accounting standards. Certain of the new accounting standards were applied retrospectively and, accordingly, prior period amounts were revised. Refer to page 29 for a further discussion.

(a) Predominantly recognized in the Corporate & Investment Bank (“CIB”) and Commercial Banking (“CB”) business segments and Corporate.

JPMORGAN CHASE & CO.
SEGMENT RESULTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS							FULL YEAR
						4Q18 Change				2018 Change
	4Q18	3Q18	2Q18	1Q18	4Q17	3Q18	4Q17	2018	2017	2017
TOTAL NET REVENUE (fully taxable-equivalent (“FTE”))
Consumer & Community Banking	$13,695	$13,290	$12,497	$12,597	$12,070	3%	13%	$52,079	$46,485	12%
Corporate & Investment Bank	7,237	8,805	9,923	10,483	7,518	(18)	(4)	36,448	34,657	5
Commercial Banking	2,306	2,271	2,316	2,166	2,353	2	(2)	9,059	8,605	5
Asset & Wealth Management	3,439	3,559	3,572	3,506	3,638	(3)	(5)	14,076	13,835	2
Corporate	127	(103)	80	(232)	175	NM	(27)	(128)	1,140	NM
TOTAL NET REVENUE	$26,804	$27,822	$28,388	$28,520	$25,754	(4)	4	$111,534	$104,722	7

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking	$7,065	$6,982	$6,879	$6,909	$6,672	1	6	$27,835	$26,062	7
Corporate & Investment Bank	4,681	5,175	5,403	5,659	4,553	(10)	3	20,918	19,407	8
Commercial Banking	845	853	844	844	912	(1)	(7)	3,386	3,327	2
Asset & Wealth Management	2,621	2,585	2,566	2,581	2,612	1	—	10,353	10,218	1
Corporate	508	28	279	87	146	NM	248	902	501	80
TOTAL NONINTEREST EXPENSE	$15,720	$15,623	$15,971	$16,080	$14,895	1	6	$63,394	$59,515	7

PRE-PROVISION PROFIT/(LOSS)
Consumer & Community Banking	$6,630	$6,308	$5,618	$5,688	$5,398	5	23	$24,244	$20,423	19
Corporate & Investment Bank	2,556	3,630	4,520	4,824	2,965	(30)	(14)	15,530	15,250	2
Commercial Banking	1,461	1,418	1,472	1,322	1,441	3	1	5,673	5,278	7
Asset & Wealth Management	818	974	1,006	925	1,026	(16)	(20)	3,723	3,617	3
Corporate	(381)	(131)	(199)	(319)	29	(191)	NM	(1,030)	639	NM
PRE-PROVISION PROFIT	$11,084	$12,199	$12,417	$12,440	$10,859	(9)	2	$48,140	$45,207	6

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$1,348	$980	$1,108	$1,317	$1,231	38	10	$4,753	$5,572	(15)
Corporate & Investment Bank	82	(42)	58	(158)	130	NM	(37)	(60)	(45)	(33)
Commercial Banking	106	(15)	43	(5)	(62)	NM	NM	129	(276)	NM
Asset & Wealth Management	13	23	2	15	9	(43)	44	53	39	36
Corporate	(1)	2	(1)	(4)	—	NM	NM	(4)	—	NM
PROVISION FOR CREDIT LOSSES	$1,548	$948	$1,210	$1,165	$1,308	63	18	$4,871	$5,290	(8)

NET INCOME/(LOSS)
Consumer & Community Banking	$4,028	$4,086	$3,412	$3,326	$2,631	(1)	53	$14,852	$9,395	58
Corporate & Investment Bank	1,975	2,626	3,198	3,974	2,316	(25)	(15)	11,773	10,813	9
Commercial Banking	1,036	1,089	1,087	1,025	957	(5)	8	4,237	3,539	20
Asset & Wealth Management	604	724	755	770	654	(17)	(8)	2,853	2,337	22
Corporate	(577)	(145)	(136)	(383)	(2,326)	(298)	75	(1,241)	(1,643)	24
TOTAL NET INCOME	$7,066	$8,380	$8,316	$8,712	$4,232	(16)	67	$32,474	$24,441	33

Effective January 1, 2018, the Firm adopted several new accounting standards. Certain of the new accounting standards were applied retrospectively and, accordingly, prior period amounts were revised. Refer to page 29 for a further discussion.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

							Dec 31, 2018
							Change		FULL YEAR
	Dec 31,		Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,			2018 Change
	2018		2018	2018	2018	2017	2018	2017	2018	2017	2017
CAPITAL (a)
Risk-based capital metrics
Standardized Transitional
CET1 capital	$183,517	(f)	$184,972	$184,708	$183,655	$183,300	(1)%	—%
Tier 1 capital	209,129	(f)	210,589	210,321	209,296	208,644	(1)	—
Total capital	237,550	(f)	238,303	238,630	238,326	238,395	—	—
Risk-weighted assets	1,528,930	(f)	1,545,326	1,543,370	1,552,952	1,499,506	(1)	2
CET1 capital ratio	12.0%	(f)	12.0%	12.0%	11.8%	12.2%
Tier 1 capital ratio	13.7	(f)	13.6	13.6	13.5	13.9
Total capital ratio	15.5	(f)	15.4	15.5	15.3	15.9

Advanced Transitional
CET1 capital	$183,517	(f)	$184,972	$184,708	$183,655	$183,300	(1)	—
Tier 1 capital	209,129	(f)	210,589	210,321	209,296	208,644	(1)	—
Total capital	226,976	(f)	228,574	229,027	228,320	227,933	(1)	—
Risk-weighted assets	1,423,570	(f)	1,438,529	1,438,747	1,466,095	1,435,825	(1)	(1)
CET1 capital ratio	12.9%	(f)	12.9%	12.8%	12.5%	12.8%
Tier 1 capital ratio	14.7	(f)	14.6	14.6	14.3	14.5
Total capital ratio	15.9	(f)	15.9	15.9	15.6	15.9

Leverage-based capital metrics
Adjusted average assets (b)	$2,589,923	(f)	$2,552,612	$2,566,013	$2,539,183	$2,514,270	1	3
Tier 1 leverage ratio	8.1%	(f)	8.2%	8.2%	8.2%	8.3%

Total leverage exposure (c)	3,270,081	(f)	3,235,518	3,255,296	3,234,103	3,204,463	1	2
SLR (c)	6.4%	(f)	6.5%	6.5%	6.5%	6.5%

TANGIBLE COMMON EQUITY (period-end) (d)
Common stockholders’ equity	$230,447		$231,192	$231,390	$230,133	$229,625	—	—
Less: Goodwill	47,471		47,483	47,488	47,499	47,507	—	—
Less: Other intangible assets	748		781	806	832	855	(4)	(13)
Add: Deferred tax liabilities (e)	2,280		2,239	2,227	2,216	2,204	2	3
Total tangible common equity	$184,508		$185,167	$185,323	$184,018	$183,467	—	1

TANGIBLE COMMON EQUITY (average) (d)
Common stockholders’ equity	$229,896		$230,439	$228,901	$227,615	$231,573	—	(1)	$229,222	$230,350	—%
Less: Goodwill	47,478		47,490	47,494	47,504	47,376	—	—	47,491	47,317	—
Less: Other intangible assets	765		795	822	845	820	(4)	(7)	807	832	(3)
Add: Deferred tax liabilities (e)	2,260		2,233	2,221	2,210	2,738	1	(17)	2,231	3,116	(28)
Total tangible common equity	$183,913		$184,387	$182,806	$181,476	$186,115	—	(1)	$183,155	$185,317	(1)

INTANGIBLE ASSETS (period-end)
Goodwill	$47,471		$47,483	$47,488	$47,499	$47,507	—	—
Mortgage servicing rights	6,130		6,433	6,241	6,202	6,030	(5)	2
Other intangible assets	748		781	806	832	855	(4)	(13)
Total intangible assets	$54,349		$54,697	$54,535	$54,533	$54,392	(1)	—

(a)
Basel III sets forth two comprehensive approaches for calculating risk-weighted assets: a Standardized approach and an Advanced approach. The capital adequacy of the Firm is evaluated against the Basel III approach (Standardized or Advanced) which, for each quarter, results in the lower ratio. As of December 31, 2018, and September 30, 2018, the Firm’s capital ratios were equivalent whether calculated on a transitional basis or on a fully phased-in basis. For further discussion of the implementation of Basel III, refer to Capital Risk Management on pages 82-91 of the 2017 Form 10-K, and on pages 44-48 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2018.

(b)
Adjusted average assets, for purposes of calculating leverage ratios, includes total quarterly average assets adjusted for on-balance sheet assets that are subject to deduction from Tier 1 capital, predominantly goodwill and other intangible assets.

(c)
Effective January 1, 2018, the SLR was fully phased-in under Basel III. The SLR is defined as Tier 1 capital divided by the Firm’s total leverage exposure. Ratios prior to March 31, 2018 were calculated under the Basel III Transitional rules.

(d)	For further discussion of TCE, refer to pages 28–29.

(e)
Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in non-taxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

(f)	Estimated.

JPMORGAN CHASE & CO.
EARNINGS PER SHARE AND RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q18 Change				2018 Change
	4Q18	3Q18	2Q18	1Q18	4Q17	3Q18	4Q17	2018	2017	2017
EARNINGS PER SHARE
Basic earnings per share
Net income	$7,066	$8,380	$8,316	$8,712	$4,232	(16)%	67%	$32,474	$24,441	33%
Less: Preferred stock dividends	384	379	379	409	428	1	(10)	1,551	1,663	(7)
Net income applicable to common equity	6,682	8,001	7,937	8,303	3,804	(16)	76	30,923	22,778	36
Less: Dividends and undistributed earnings allocated to
participating securities	41	53	57	65	30	(23)	37	214	211	1
Net income applicable to common stockholders	$6,641	$7,948	$7,880	$8,238	$3,774	(16)	76	$30,709	$22,567	36

Total weighted-average basic shares outstanding	3,335.8	3,376.1	3,415.2	3,458.3	3,489.7	(1)	(4)	3,396.4	3,551.6	(4)
Net income per share	$1.99	$2.35	$2.31	$2.38	$1.08	(15)	84	$9.04	$6.35	42

Diluted earnings per share
Net income applicable to common stockholders	$6,641	$7,948	$7,880	$8,238	$3,774	(16)	76	$30,709	$22,567	36
Total weighted-average basic shares outstanding	3,335.8	3,376.1	3,415.2	3,458.3	3,489.7	(1)	(4)	3,396.4	3,551.6	(4)
Add: Employee stock options, stock appreciation rights (“SARs”), warrants and unvested performance share units (“PSUs”)	11.5	18.2	19.5	21.2	22.5	(37)	(49)	17.6	25.2	(30)
Total weighted-average diluted shares outstanding	3,347.3	3,394.3	3,434.7	3,479.5	3,512.2	(1)	(5)	3,414.0	3,576.8	(5)
Net income per share	$1.98	$2.34	$2.29	$2.37	$1.07	(15)	85	$9.00	$6.31	43

COMMON DIVIDENDS
Cash dividends declared per share	$0.80	$0.80	$0.56	$0.56	$0.56	—	43	$2.72	$2.12	28
Dividend payout ratio	40%	34%	24%	23%	51%			30%	33%

COMMON EQUITY REPURCHASE PROGRAM (a)
Total shares of common stock repurchased	55.5	39.3	45.3	41.4	47.8	41	16	181.5	166.6	9
Average price paid per share of common stock	$106.80	$112.41	$109.67	$112.78	$100.74	(5)	6	$110.09	$92.52	19
Aggregate repurchases of common equity	5,928	4,416	4,968	4,671	4,808	34	23	19,983	15,410	30

EMPLOYEE ISSUANCE
Shares issued from treasury stock related to employee
stock-based compensation awards and employee stock
purchase plans	1.2	1.0	0.6	19.8	2.5	20	(52)	22.6	25.3	(11)
Net impact of employee issuances on stockholders’ equity (b)	$240	$244	$272	$(69)	$92	(2)	161	$687	$629	9

(a)	On June 28, 2018, the Firm announced that it is authorized to repurchase up to $20.7 billion of common equity between July 1, 2018 and June 30, 2019, under a new equity repurchase program.

(b)
The net impact of employee issuances on stockholders’ equity is driven by the cost of equity compensation awards that is recognized over the applicable vesting periods. The cost is partially offset by tax impacts related to the distribution of shares and the exercise of employee stock options and SARs.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q18 Change				2018 Change
	4Q18	3Q18	2Q18	1Q18	4Q17	3Q18	4Q17	2018	2017	2017
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$956	$936	$875	$857	$884	2%	8%	$3,624	$3,431	6%
Asset management, administration and commissions	610	626	591	575	568	(3)	7	2,402	2,212	9
Mortgage fees and related income	203	260	324	465	378	(22)	(46)	1,252	1,613	(22)
Card income	1,255	1,219	910	1,170	1,005	3	25	4,554	4,024	13
All other income	1,173	1,135	1,048	1,072	976	3	20	4,428	3,430	29
Noninterest revenue	4,197	4,176	3,748	4,139	3,811	1	10	16,260	14,710	11
Net interest income	9,498	9,114	8,749	8,458	8,259	4	15	35,819	31,775	13
TOTAL NET REVENUE	13,695	13,290	12,497	12,597	12,070	3	13	52,079	46,485	12

Provision for credit losses	1,348	980	1,108	1,317	1,231	38	10	4,753	5,572	(15)

NONINTEREST EXPENSE
Compensation expense (a)	2,618	2,635	2,621	2,660	2,555	(1)	2	10,534	10,133	4
Noncompensation expense (a)(b)	4,447	4,347	4,258	4,249	4,117	2	8	17,301	15,929	9
TOTAL NONINTEREST EXPENSE	7,065	6,982	6,879	6,909	6,672	1	6	27,835	26,062	7

Income before income tax expense	5,282	5,328	4,510	4,371	4,167	(1)	27	19,491	14,851	31
Income tax expense	1,254	1,242	1,098	1,045	1,536	1	(18)	4,639	5,456	(15)
NET INCOME	$4,028	$4,086	$3,412	$3,326	$2,631	(1)	53	$14,852	$9,395	58

REVENUE BY LINE OF BUSINESS
Consumer & Business Banking	$6,567	$6,385	$6,131	$5,722	$5,557	3	18	$24,805	$21,104	18
Home Lending	1,322	1,306	1,347	1,509	1,442	1	(8)	5,484	5,955	(8)
Card, Merchant Services & Auto	5,806	5,599	5,019	5,366	5,071	4	14	21,790	19,426	12

MORTGAGE FEES AND RELATED INCOME DETAILS:
Net production revenue	(28)	108	93	95	185	NM	NM	268	636	(58)
Net mortgage servicing revenue (c)	231	152	231	370	193	52	20	984	977	1
Mortgage fees and related income	$203	$260	$324	$465	$378	(22)	(46)	$1,252	$1,613	(22)

FINANCIAL RATIOS
ROE	30%	31%	26%	25%	19%			28%	17%
Overhead ratio	52	53	55	55	55			53	56

(a)
Effective in the first quarter of 2018, certain operations staff were transferred from CCB to CB. The prior period amounts have been revised to conform with the current period presentation. For further discussion of this transfer, refer to page 18, footnote (c).

(b)
Included operating lease depreciation expense of $927 million, $862 million, $827 million, $777 million and $726 million for the three months ended December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018, and December 31, 2017, respectively, and $3.4 billion and $2.7 billion for the full year 2018 and 2017, respectively.

(c)
Included MSR risk management results of $(17) million, $(88) million, $(23) million, $17 million and $(110) million for the three months ended December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018, and December 31, 2017, respectively, and $(111) million and $(242) million for the full year 2018 and 2017, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount data)

	QUARTERLY TRENDS							FULL YEAR
						4Q18 Change				2018 Change
	4Q18	3Q18	2Q18	1Q18	4Q17	3Q18	4Q17	2018	2017	2017
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$557,441	$560,432	$552,674	$540,659	$552,601	(1)%	1%	$557,441	$552,601	1%

Loans:
Consumer & Business Banking	26,612	26,451	26,272	25,856	25,789	1	3	26,612	25,789	3
Home equity	36,013	37,461	39,033	40,777	42,751	(4)	(16)	36,013	42,751	(16)
Residential mortgage	203,859	205,389	202,205	199,548	197,339	(1)	3	203,859	197,339	3
Home Lending	239,872	242,850	241,238	240,325	240,090	(1)	—	239,872	240,090	—
Card	156,632	147,881	145,255	140,414	149,511	6	5	156,632	149,511	5
Auto	63,573	63,619	65,014	66,042	66,242	—	(4)	63,573	66,242	(4)
Total loans	486,689	480,801	477,779	472,637	481,632	1	1	486,689	481,632	1
Core loans	434,466	425,917	419,295	409,296	415,167	2	5	434,466	415,167	5

Deposits	678,854	677,260	679,154	685,170	659,885	—	3	678,854	659,885	3
Equity	51,000	51,000	51,000	51,000	51,000	—	—	51,000	51,000	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$554,600	$551,080	$544,642	$538,938	$538,311	1	3	$547,368	$532,756	3

Loans:
Consumer & Business Banking	26,474	26,351	26,110	25,845	25,234	—	5	26,197	24,875	5
Home equity	36,703	38,211	39,898	41,786	43,624	(4)	(16)	39,133	46,398	(16)
Residential mortgage	205,471	204,689	201,587	198,653	197,032	—	4	202,624	190,242	7
Home Lending	242,174	242,900	241,485	240,439	240,656	—	1	241,757	236,640	2
Card	150,594	146,272	142,724	142,927	143,500	3	5	145,652	140,024	4
Auto	63,426	64,060	65,383	65,863	65,616	(1)	(3)	64,675	65,395	(1)
Student	—	—	—	—	12	—	NM	—	2,880	NM
Total loans	482,668	479,583	475,702	475,074	475,018	1	2	478,281	469,814	2
Core loans	429,167	422,582	414,120	410,147	406,935	2	5	419,066	393,598	6

Deposits	673,782	674,211	673,761	659,599	651,976	—	3	670,388	640,219	5
Equity	51,000	51,000	51,000	51,000	51,000	—	—	51,000	51,000	—

Headcount (a)(b)	129,518	129,891	131,945	133,408	133,721	—	(3)	129,518	133,721	(3)

(a)
Effective in the first quarter of 2018, certain operations staff were transferred from CCB to CB. The prior period amounts have been revised to conform with the current period presentation. For further discussion of this transfer, refer to page 18, footnote (c).

(b)	During the third quarter of 2018 approximately 1,200 employees transferred from CCB to CIB as part of the reorganization of the Commercial Card business.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)	QUARTERLY TRENDS							FULL YEAR
						4Q18 Change					2018 Change
	4Q18	3Q18	2Q18	1Q18	4Q17	3Q18	4Q17	2018	2017		2017
CREDIT DATA AND QUALITY STATISTICS
Nonaccrual loans (a)(b)	$3,339	$3,520	$3,854	$4,104	$4,084	(5)%	(18)%	$3,339	$4,084		(18)%
Net charge-offs/(recoveries) (c)
Consumer & Business Banking	65	68	50	53	73	(4)	(11)	236	257		(8)
Home equity	(4)	(12)	(7)	16	(4)	67	—	(7)	63		NM
Residential mortgage	(35)	(105)	(149)	2	(13)	67	(169)	(287)	(16)		NM
Home Lending	(39)	(117)	(156)	18	(17)	67	(129)	(294)	47		NM
Card	1,111	1,073	1,164	1,170	1,074	4	3	4,518	4,123		10
Auto	61	56	50	76	86	9	(29)	243	331		(27)
Student	—	—	—	—	—	—	—	—	498	(g)	NM
Total net charge-offs/(recoveries)	$1,198	$1,080	$1,108	$1,317	$1,216	11	(1)	$4,703	$5,256	(g)	(11)
Net charge-off/(recovery) rate (c)
Consumer & Business Banking	0.97%	1.02%	0.77%	0.83%	1.15%			0.90%	1.03%
Home equity (d)	(0.06)	(0.17)	(0.09)	0.21	(0.05)			(0.02)	0.18
Residential mortgage (d)	(0.07)	(0.22)	(0.33)	—	(0.03)			(0.16)	(0.01)
Home Lending (d)	(0.07)	(0.21)	(0.29)	0.03	(0.03)			(0.14)	0.02
Card	2.93	2.91	3.27	3.32	2.97			3.10	2.95
Auto	0.38	0.35	0.31	0.47	0.52			0.38	0.51
Student	—	—	—	—	—			—	NM
Total net charge-off/(recovery) rate (d)	1.04	0.95	1.00	1.20	1.09			1.04	1.21	(g)

30+ day delinquency rate
Home Lending (e)(f)	0.77%	0.81%	0.86%	0.98%	1.19%			0.77%	1.19%
Card	1.83	1.75	1.65	1.82	1.80			1.83	1.80
Auto	0.93	0.82	0.77	0.71	0.89			0.93	0.89
90+ day delinquency rate - Card	0.92	0.85	0.85	0.95	0.92			0.92	0.92

Allowance for loan losses
Consumer & Business Banking	$796	$796	$796	$796	$796	—	—	$796	$796		—
Home Lending, excluding PCI loans	1,003	1,003	1,003	1,003	1,003	—	—	1,003	1,003		—
Home Lending - PCI loans (c)	1,788	1,824	2,132	2,205	2,225	(2)	(20)	1,788	2,225		(20)
Card	5,184	5,034	4,884	4,884	4,884	3	6	5,184	4,884		6
Auto	464	464	464	464	464	—	—	464	464		—
Total allowance for loan losses (c)	$9,235	$9,121	$9,279	$9,352	$9,372	1	(1)	$9,235	$9,372		(1)

Note : CCB provides several non-GAAP financial measures which exclude the impact of PCI loans. For further discussion of these measures, refer to pages 28–29.

(a)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as each of the pools is performing.

(b)
At December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018 and December 31, 2017, nonaccrual loans excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $2.6 billion, $2.9 billion, $3.3 billion, $4.0 billion and $4.3 billion, respectively. These amounts have been excluded based upon the government guarantee.

(c)
Net charge-offs/(recoveries) and the net charge-off/(recovery) rates for the three months ended December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018 and December 31, 2017, excluded write-offs in the PCI portfolio of $36 million, $58 million, $73 million, $20 million and $20 million, respectively, and for the full year 2018 and 2017 excluded $187 million and $86 million, respectively. These write-offs decreased the allowance for loan losses for PCI loans. For further information on PCI write-offs, refer to Summary of Changes in the Allowances on page 26.

(d)
Excludes the impact of PCI loans. For the three months ended December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018 and December 31, 2017, the net charge-off/(recovery) rates including the impact of PCI loans were as follows: (1) home equity of (0.04)%, (0.12)%, (0.07)%, 0.16% and (0.04)%, respectively; (2) residential mortgage of (0.07)%, (0.20)%, (0.30)%, –% and (0.03)%, respectively; (3) Home Lending of (0.06)%, (0.19)%, (0.26)%, 0.03% and (0.03)%, respectively; and (4) total CCB of 0.99%, 0.89%, 0.93%, 1.12% and 1.02%, respectively. For the full year 2018 and 2017, the net charge-off/(recovery) rates including the impact of PCI loans were as follows: (1) home equity of (0.02)% and 0.14%, respectively; (2) residential mortgage of (0.14)% and (0.01)%, respectively; (3) Home Lending of (0.12)% and 0.02%, respectively; and (4) total CCB of 0.98% and 1.12%, respectively.

(e)
At December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018 and December 31, 2017, excluded mortgage loans insured by U.S. government agencies of $4.1 billion, $4.5 billion, $5.0 billion, $5.7 billion and $6.2 billion, respectively, that are 30 or more days past due. These amounts have been excluded based upon the government guarantee.

(f)
Excludes PCI loans. The 30+ day delinquency rate for PCI loans was 9.16%, 9.39%, 9.40%, 9.49% and 10.13% at December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018 and December 31, 2017, respectively.

(g)	Excluding net charge-offs of $467 million related to the student loan portfolio sale, the total net charge-off rate for the full year 2017 would have been 1.10%.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS												FULL YEAR
											4Q18 Change						2018 Change
	4Q18		3Q18		2Q18		1Q18		4Q17		3Q18	4Q17	2018		2017		2017
BUSINESS METRICS
Number of:
Branches	5,036		5,066		5,091		5,106		5,130		(1)%	(2)%	5,036		5,130		(2)%
Active digital customers (in thousands) (a)	49,254		48,664		47,952		47,911		46,694		1	5	49,254		46,694		5
Active mobile customers (in thousands) (b)	33,260		32,538		31,651		30,924		30,056		2	11	33,260		30,056		11

Debit and credit card sales volume (in billions)	$270.5		$259.0		$255.0		$232.4		$245.1		4	10	$1,016.9		$916.9		11

Consumer & Business Banking
Average deposits	$660,279		$659,513		$659,772		$646,400		$637,160		—	4	$656,537		$625,572		5
Deposit margin	2.55%		2.43%		2.36%		2.20%		2.06%				2.38%		1.98%
Business banking origination volume	$1,477		$1,629		$1,921		$1,656		$1,798		(9)	(18)	$6,683		$7,348		(9)
Client investment assets	282,463		298,405		283,731		276,183		273,325		(5)	3	282,463		273,325		3

Home Lending (in billions)
Mortgage origination volume by channel
Retail	$9.0		$10.6		$10.4		$8.3		$11.0		(15)	(18)	$38.3		$40.3		(5)
Correspondent	8.2		11.9		11.1		9.9		13.4		(31)	(39)	41.1		57.3		(28)
Total mortgage origination volume (c)	$17.2		$22.5		$21.5		$18.2		$24.4		(24)	(30)	$79.4		$97.6		(19)
Total loans serviced (period-end)	$789.8		$798.6		$802.6		$804.9		$816.1		(1)	(3)	$789.8		$816.1		(3)
Third-party mortgage loans serviced (period-end)	519.6		526.5		533.0		539.0		553.5		(1)	(6)	519.6		553.5		(6)
MSR carrying value (period-end)	6.1		6.4		6.2		6.2		6.0		(5)	2	6.1		6.0		2
Ratio of MSR carrying value (period-end) to third-party
mortgage loans serviced (period-end)	1.17%		1.22%		1.16%		1.15%		1.08%				1.17%		1.08%
MSR revenue multiple (d)	3.34	x	3.49	x	3.31	x	3.19	x	3.09	x			3.34	x	3.09	x

Card, excluding Commercial Card
Credit card sales volume (in billions)	$185.3		$176.0		$174.0		$157.1		$168.0		5	10	$692.4		$622.2		11
New accounts opened	2.0		1.9		1.9		2.0		1.9		5	5	7.8		8.4		(7)

Card Services
Net revenue rate	11.57%		11.50%		10.38%		11.61%		10.64%				11.27%		10.57%

Merchant Services
Merchant processing volume (in billions)	$375.2		$343.8		$330.8		$316.3		$321.4		9	17	$1,366.1		$1,191.7		15

Auto
Loan and lease origination volume (in billions)	$7.0		$8.1		$8.3		$8.4		$8.2		(14)	(15)	$31.8		$33.3		(5)
Average auto operating lease assets	20,041		19,176		18,407		17,582		16,630		5	21	18,809		15,198		24

(a)	Users of all web and/or mobile platforms who have logged in within the past 90 days.

(b)	Users of all mobile platforms who have logged in within the past 90 days.

(c)
Firmwide mortgage origination volume was $18.7 billion, $24.5 billion, $23.7 billion, $20.0 billion and $26.6 billion for the three months ended December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018 and December 31, 2017, respectively, and $86.9 billion and $107.6 billion for the full year 2018 and 2017, respectively.

(d)
Represents the ratio of MSR carrying value (period-end) to third-party mortgage loans serviced (period-end) divided by the ratio of annualized loan servicing-related revenue to third-party mortgage loans serviced (average).

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)
	QUARTERLY TRENDS									FULL YEAR
								4Q18 Change					2018 Change
	4Q18	3Q18	2Q18	1Q18		4Q17		3Q18	4Q17	2018	2017		2017
INCOME STATEMENT
REVENUE
Investment banking fees	$1,815	$1,823	$2,139	$1,696		$1,798		—%	1%	$7,473	$7,356		2%
Principal transactions	1,485	3,091	3,666	4,029		1,765		(52)	(16)	12,271	10,873		13
Lending- and deposit-related fees	361	373	382	381		382		(3)	(5)	1,497	1,531		(2)
Asset management, administration and commissions	1,072	1,130	1,155	1,131		1,046		(5)	2	4,488	4,207		7
All other income	281	88	190	680	(c)	(50)		219	NM	1,239	572		117
Noninterest revenue	5,014	6,505	7,532	7,917		4,941		(23)	1	26,968	24,539		10
Net interest income	2,223	2,300	2,391	2,566		2,577		(3)	(14)	9,480	10,118		(6)
TOTAL NET REVENUE (a)	7,237	8,805	9,923	10,483		7,518	(d)	(18)	(4)	36,448	34,657		5

Provision for credit losses	82	(42)	58	(158)		130		NM	(37)	(60)	(45)		(33)

NONINTEREST EXPENSE
Compensation expense	2,057	2,402	2,720	3,036		1,997		(14)	3	10,215	9,531		7
Noncompensation expense	2,624	2,773	2,683	2,623		2,556		(5)	3	10,703	9,876		8
TOTAL NONINTEREST EXPENSE	4,681	5,175	5,403	5,659		4,553		(10)	3	20,918	19,407		8

Income before income tax expense	2,474	3,672	4,462	4,982		2,835		(33)	(13)	15,590	15,295		2
Income tax expense	499	1,046	1,264	1,008		519		(52)	(4)	3,817	4,482		(15)
NET INCOME	$1,975	$2,626	$3,198	$3,974		$2,316	(d)	(25)	(15)	$11,773	$10,813	(d)	9

FINANCIAL RATIOS
ROE	10%	14%	17%	22%		12%				16%	14%
Overhead ratio	65	59	54	54		61				57	56
Compensation expense as percentage of total net revenue	28	27	27	29		27				28	28

REVENUE BY BUSINESS
Investment Banking	$1,720	$1,731	$1,949	$1,587		$1,677		(1)	3	$6,987	$6,852		2
Treasury Services	1,217	1,183	1,181	1,116		1,078		3	13	4,697	4,172		13
Lending	344	331	321	302		336		4	2	1,298	1,429		(9)
Total Banking	3,281	3,245	3,451	3,005		3,091		1	6	12,982	12,453		4
Fixed Income Markets	1,856	2,844	3,453	4,553		2,217		(35)	(16)	12,706	12,812		(1)
Equity Markets	1,317	1,595	1,959	2,017		1,148		(17)	15	6,888	5,703		21
Securities Services	1,026	1,057	1,103	1,059		1,012		(3)	1	4,245	3,917		8
Credit Adjustments & Other (b)	(243)	64	(43)	(151)		50		NM	NM	(373)	(228)		(64)
Total Markets & Investor Services	3,956	5,560	6,472	7,478	(c)	4,427		(29)	(11)	23,466	22,204		6
TOTAL NET REVENUE	$7,237	$8,805	$9,923	$10,483		$7,518	(d)	(18)	(4)	$36,448	$34,657	(d)	5

Effective January 1, 2018, the Firm adopted several new accounting standards. Certain of the new accounting standards were applied retrospectively and, accordingly, prior period amounts were revised. Refer to page 29 for a further discussion.

(a)
Included tax-equivalent adjustments, predominantly due to income tax credits related to alternative energy investments; income tax credits and amortization of the cost of investments in affordable housing projects; as well as tax-exempt income from municipal bonds of $465 million, $354 million, $428 million, $405 million and $756 million for the three months ended December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018, and December 31, 2017, respectively, and $1.7 billion and $2.4 billion for the full year 2018 and 2017, respectively.

(b)
Consists primarily of credit valuation adjustments (“CVA”) managed centrally within CIB and funding valuation adjustments (“FVA”) on derivatives. Results are presented net of associated hedging activities and net of CVA and FVA amounts allocated to Fixed Income Markets and Equity Markets.

(c)
The three months ended March 31, 2018 included $505 million of fair value gains related to the adoption of the recognition and measurement accounting guidance for certain equity investments previously held at cost.

(d)
The three months and full year ended December 31, 2017 results reflect the estimated impact of the enactment of the TCJA including a decrease to net revenue of $259 million and a benefit to net income of $141 million.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)
	QUARTERLY TRENDS							FULL YEAR
						4Q18 Change				2018 Change
	4Q18	3Q18	2Q18	1Q18	4Q17	3Q18	4Q17	2018	2017	2017
SELECTED BALANCE SHEET DATA (period-end)
Assets	$903,051	$928,148	$908,954	$909,845	$826,384	(3)%	9%	$903,051	$826,384	9%
Loans:
Loans retained (a)	129,389	117,084	116,645	112,626	108,765	11	19	129,389	108,765	19
Loans held-for-sale and loans at fair value	13,050	6,133	6,254	6,122	4,321	113	202	13,050	4,321	202
Total loans	142,439	123,217	122,899	118,748	113,086	16	26	142,439	113,086	26
Core loans	142,122	122,953	122,574	118,434	112,754	16	26	142,122	112,754	26

Equity	70,000	70,000	70,000	70,000	70,000	—	—	70,000	70,000	—

SELECTED BALANCE SHEET DATA (average)
Assets	$918,643	$924,909	$937,217	$910,146	$866,293	(1)	6	922,758	$857,060	8
Trading assets - debt and equity instruments	334,033	349,390	358,611	354,869	338,836	(4)	(1)	349,169	342,124	2
Trading assets - derivative receivables	59,393	62,025	60,623	60,161	56,140	(4)	6	60,552	56,466	7
Loans:
Loans retained (a)	118,857	115,390	113,950	109,355	107,263	3	11	114,417	108,368	6
Loans held-for-sale and loans at fair value	6,852	7,328	5,961	5,480	4,224	(6)	62	6,412	4,995	28
Total loans	125,709	122,718	119,911	114,835	111,487	2	13	120,829	113,363	7
Core loans	125,505	122,442	119,637	114,514	111,152	3	13	120,560	113,006	7

Equity	70,000	70,000	70,000	70,000	70,000	—	—	70,000	70,000	—

Headcount (b)	54,480	54,052	51,400	51,291	51,181	1	6	54,480	51,181	6

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$(1)	$(40)	$114	$20	$22	98	NM	$93	$71	31
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (c)	443	318	352	668	812	39	(45)	443	812	(45)
Nonaccrual loans held-for-sale and loans at fair value	220	9	175	29	—	NM	NM	220	—	NM
Total nonaccrual loans	663	327	527	697	812	103	(18)	663	812	(18)

Derivative receivables	60	90	112	132	130	(33)	(54)	60	130	(54)
Assets acquired in loan satisfactions	57	61	104	91	85	(7)	(33)	57	85	(33)
Total nonperforming assets	780	478	743	920	1,027	63	(24)	780	1,027	(24)
Allowance for credit losses:
Allowance for loan losses	1,199	1,068	1,043	1,128	1,379	12	(13)	1,199	1,379	(13)
Allowance for lending-related commitments	754	802	828	800	727	(6)	4	754	727	4
Total allowance for credit losses	1,953	1,870	1,871	1,928	2,106	4	(7)	1,953	2,106	(7)

Net charge-off/(recovery) rate (a)(d)	—%	(0.14)%	0.40%	0.07%	0.08%			0.08%	0.07%
Allowance for loan losses to period-end loans retained (a)	0.93	0.91	0.89	1.00	1.27			0.93	1.27
Allowance for loan losses to period-end loans retained,
excluding trade finance and conduits (e)	1.24	1.27	1.27	1.46	1.92			1.24	1.92
Allowance for loan losses to nonaccrual loans retained (a)(c)	271	336	296	169	170			271	170
Nonaccrual loans to total period-end loans	0.47	0.27	0.43	0.59	0.72			0.47	0.72

(a)	Loans retained includes credit portfolio loans, loans held by consolidated Firm-administered multi-seller conduits, trade finance loans, other held-for-investment loans and overdrafts.

(b)	During the third quarter of 2018 approximately 1,200 employees transferred from CCB to CIB as part of the reorganization of the commercial card business.

(c)
Allowance for loan losses of $174 million, $145 million, $141 million, $298 million and $316 million were held against nonaccrual loans at December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018, and December 31, 2017, respectively.

(d)	Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

(e)
Management uses allowance for loan losses to period-end loans retained, excluding trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of CIB’s allowance coverage ratio.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except where otherwise noted)
	QUARTERLY TRENDS							FULL YEAR
						4Q18 Change				2018 Change
	4Q18	3Q18	2Q18	1Q18	4Q17	3Q18	4Q17	2018	2017	2017
BUSINESS METRICS
Advisory	$727	$581	$626	$575	$526	25%	38%	$2,509	$2,150	17%
Equity underwriting	348	420	570	346	361	(17)	(4)	1,684	1,468	15
Debt underwriting	740	822	943	775	911	(10)	(19)	3,280	3,738	(12)
Total investment banking fees	$1,815	$1,823	$2,139	$1,696	$1,798	—	1	$7,473	$7,356	2

Assets under custody (“AUC”) (period-end) (in billions)	$23,217	$24,403	$24,184	$24,026	$23,469	(5)	(1)	$23,217	$23,469	(1)

Client deposits and other third-party liabilities (average) (a)	445,642	434,847	433,646	423,301	417,003	2	7	434,422	408,911	6

95% Confidence Level - Total CIB VaR (average)
CIB trading VaR by risk type: (b)
Fixed income	$37	$30	$31	$34	$28	23	32
Foreign exchange	6	5	6	9	7	20	(14)
Equities	20	16	15	17	14	25	43
Commodities and other	11	9	7	5	6	22	83
Diversification benefit to CIB trading VaR (c)	(25)	(27)	(27)	(25)	(24)	7	(4)
CIB trading VaR (b)	49	33	32	40	31	48	58
Credit portfolio VaR (d)	4	3	4	3	4	33	—
Diversification benefit to CIB VaR (c)	(4)	(3)	(3)	(3)	(3)	(33)	(33)
CIB VaR	$49	$33	$33	$40	$32	48	53

Effective January 1, 2018, the Firm adopted several new accounting standards. Certain of the new accounting standards were applied retrospectively and, accordingly, prior period amounts were revised. Refer to page 29 for a further discussion.

(a)	Client deposits and other third-party liabilities pertain to the Treasury Services and Securities Services businesses.

(b)
CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. For further information, refer to VaR measurement on pages 123–125 of the 2017 Form 10-K, and pages 73-75 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2018.

(c)
Average portfolio VaR was less than the sum of the VaR of the components described above, which is due to portfolio diversification. The diversification effect reflects the fact that the risks were not perfectly correlated.

(d)
Credit portfolio VaR includes the derivative CVA, hedges of the CVA and hedges of the retained loan portfolio, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q18 Change				2018 Change
	4Q18	3Q18	2Q18	1Q18	4Q17	3Q18	4Q17	2018	2017	2017
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$204	$216	$224	$226	$229	(6)%	(11)%	$870	$919	(5)%
Asset management, administration and commissions	21	18	16	18	18	17	17	73	68	7
All other income (a)	360	342	393	305	501	5	(28)	1,400	1,535	(9)
Noninterest revenue	585	576	633	549	748	2	(22)	2,343	2,522	(7)
Net interest income	1,721	1,695	1,683	1,617	1,605	2	7	6,716	6,083	10
TOTAL NET REVENUE (b)	2,306	2,271	2,316	2,166	2,353	2	(2)	9,059	8,605	5

Provision for credit losses	106	(15)	43	(5)	(62)	NM	NM	129	(276)	NM

NONINTEREST EXPENSE
Compensation expense (c)	426	432	415	421	378	(1)	13	1,694	1,534	10
Noncompensation expense (c)	419	421	429	423	534	—	(22)	1,692	1,793	(6)
TOTAL NONINTEREST EXPENSE	845	853	844	844	912	(1)	(7)	3,386	3,327	2

Income before income tax expense	1,355	1,433	1,429	1,327	1,503	(5)	(10)	5,544	5,554	—
Income tax expense	319	344	342	302	546	(7)	(42)	1,307	2,015	(35)
NET INCOME	$1,036	$1,089	$1,087	$1,025	$957	(5)	8	$4,237	$3,539	20

Revenue by product
Lending	$997	$1,027	$1,026	$999	$1,049	(3)	(5)	$4,049	$4,094	(1)
Treasury services	1,055	1,021	1,026	972	921	3	15	4,074	3,444	18
Investment banking (d)	208	206	254	184	204	1	2	852	805	6
Other	46	17	10	11	179	171	(74)	84	262	(68)
Total Commercial Banking net revenue (b)	$2,306	$2,271	$2,316	$2,166	$2,353	2	(2)	$9,059	$8,605	5

Investment banking revenue, gross (e)	$602	$581	$739	$569	$608	4	(1)	$2,491	$2,385	4

Revenue by client segment
Middle Market Banking	$959	$935	$919	$895	$870	3	10	$3,708	$3,341	11
Corporate Client Banking	741	749	807	687	711	(1)	4	2,984	2,727	9
Commercial Term Lending	331	339	344	352	356	(2)	(7)	1,366	1,454	(6)
Real Estate Banking	172	175	170	164	166	(2)	4	681	604	13
Other	103	73	76	68	250	41	(59)	320	479	(33)
Total Commercial Banking net revenue (b)	$2,306	$2,271	$2,316	$2,166	$2,353	2	(2)	$9,059	$8,605	5

FINANCIAL RATIOS
ROE	20%	21%	21%	20%	18%			20%	17%
Overhead ratio	37	38	36	39	39			37	39

(a)	Includes revenue from investment banking products and commercial card transactions.

(b)
Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities that provide loans to qualified businesses in low-income communities, as well as tax-exempt income related to municipal financing activities of $128 million, $107 million, $106 million, $103 million and $304 million for the three months ended December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018, and December 31, 2017, respectively, and $444 million and $699 million for the full year 2018 and 2017, respectively. The three months ended December 31, 2017 results reflect the estimated impact of the enactment of the TCJA including a benefit to other revenue of $115 million on certain investments in the Community Development Banking business.

(c)
Effective in the first quarter of 2018, certain operations and compliance staff were transferred from CCB and Corporate, respectively, to CB. As a result, expense for this staff is now reflected in CB’s compensation expense with a corresponding adjustment for expense allocations reflected in noncompensation expense. CB’s, Corporate’s and CCB’s previously reported headcount, compensation expense and noncompensation expense have been revised to reflect this transfer.

(d)	Includes total Firm revenue from investment banking products sold to CB clients, net of revenue sharing with the CIB.

(e)
Represents total Firm revenue from investment banking products sold to CB clients. As a result of the adoption of the revenue recognition guidance prior period amounts have been revised to conform with the current period presentation.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)	QUARTERLY TRENDS							FULL YEAR
						4Q18 Change				2018 Change
	4Q18	3Q18	2Q18	1Q18	4Q17	3Q18	4Q17	2018	2017	2017
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$220,229	$217,194	$220,232	$220,880	$221,228	1%	—%	$220,229	$221,228	—%
Loans:
Loans retained	204,219	205,177	205,834	202,812	202,400	—	1	204,219	202,400	1
Loans held-for-sale and loans at fair value	1,978	405	1,576	2,473	1,286	388	54	1,978	1,286	54
Total loans	$206,197	$205,582	$207,410	$205,285	$203,686	—	1	$206,197	$203,686	1
Core loans	206,039	205,418	207,238	205,087	203,469	—	1	206,039	203,469	1
Equity	20,000	20,000	20,000	20,000	20,000	—	—	20,000	20,000	—

Period-end loans by client segment
Middle Market Banking	$56,656	$57,324	$58,301	$57,835	$56,965	(1)	(1)	$56,656	$56,965	(1)
Corporate Client Banking	48,343	46,890	48,885	47,562	46,963	3	3	48,343	46,963	3
Commercial Term Lending	76,720	76,201	75,621	75,052	74,901	1	2	76,720	74,901	2
Real Estate Banking	17,563	18,013	17,458	17,709	17,796	(2)	(1)	17,563	17,796	(1)
Other	6,915	7,154	7,145	7,127	7,061	(3)	(2)	6,915	7,061	(2)
Total Commercial Banking loans	$206,197	$205,582	$207,410	$205,285	$203,686	—	1	$206,197	$203,686	1

SELECTED BALANCE SHEET DATA (average)
Total assets	$218,227	$219,232	$218,396	$217,159	$218,452	—	—	$218,259	$217,047	1
Loans:
Loans retained	205,113	205,603	204,239	201,966	201,948	—	2	$204,243	197,203	4
Loans held-for-sale and loans at fair value	1,610	1,617	1,381	406	844	—	91	1,258	909	38
Total loans	$206,723	$207,220	$205,620	$202,372	$202,792	—	2	$205,501	$198,112	4
Core loans	206,561	207,052	205,440	202,161	202,569	—	2	205,320	197,846	4
Client deposits and other third-party liabilities	169,174	168,169	170,745	175,618	181,815	1	(7)	170,901	177,018	(3)
Equity	20,000	20,000	20,000	20,000	20,000	—	—	20,000	20,000	—

Average loans by client segment
Middle Market Banking	$57,004	$57,258	$57,346	$56,754	$56,170	—	1	$57,092	$55,474	3
Corporate Client Banking	48,167	49,004	48,150	45,760	47,585	(2)	1	47,780	46,037	4
Commercial Term Lending	76,586	75,919	75,307	74,942	74,577	1	3	75,694	73,428	3
Real Estate Banking	17,910	17,861	17,614	17,845	17,474	—	2	17,808	16,525	8
Other	7,056	7,178	7,203	7,071	6,986	(2)	1	7,127	6,648	7
Total Commercial Banking loans	$206,723	$207,220	$205,620	$202,372	$202,792	—	2	$205,501	$198,112	4

Headcount (a)	11,042	10,937	10,579	10,372	10,061	1	10	11,042	10,061	10

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$37	$(18)	$34	$—	$22	NM	68	$53	$39	36
Nonperforming assets
Nonaccrual loans:
Nonaccrual loans retained (b)	511	452	546	666	617	13	(17)	511	617	(17)
Nonaccrual loans held-for-sale and loans
at fair value	—	5	—	—	—	NM	—	—	—	—
Total nonaccrual loans	511	457	546	666	617	12	(17)	511	617	(17)

Assets acquired in loan satisfactions	2	2	2	1	3	—	(33)	2	3	(33)
Total nonperforming assets	513	459	548	667	620	12	(17)	513	620	(17)
Allowance for credit losses:
Allowance for loan losses	2,682	2,619	2,622	2,591	2,558	2	5	2,682	2,558	5
Allowance for lending-related commitments	254	249	243	263	300	2	(15)	254	300	(15)
Total allowance for credit losses	2,936	2,868	2,865	2,854	2,858	2	3	2,936	2,858	3

Net charge-off/(recovery) rate (c)	0.07%	(0.03)%	0.07%	—%	0.04%			0.03%	0.02%
Allowance for loan losses to period-end loans retained	1.31	1.28	1.27	1.28	1.26			1.31	1.26
Allowance for loan losses to nonaccrual loans retained (b)	525	579	480	389	415			525	415
Nonaccrual loans to period-end total loans	0.25	0.22	0.26	0.32	0.30			0.25	0.30

(a)
Effective in the first quarter of 2018, certain operations and compliance staff were transferred from CCB and Corporate, respectively, to CB. The prior period amounts have been revised to conform with the current period presentation. For further discussion of this transfer, refer to page 18, footnote (c).

(b)
Allowance for loan losses of $92 million, $105 million, $126 million, $116 million and $92 million was held against nonaccrual loans retained at December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018, and December 31, 2017, respectively.

(c)	Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							FULL YEAR
						4Q18 Change				2018 Change
	4Q18	3Q18	2Q18	1Q18	4Q17	3Q18	4Q17	2018	2017	2017
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$2,548	$2,563	$2,532	$2,528	$2,651	(1)%	(4)%	$10,171	$9,856	3%
All other income	(6)	117	155	102	128	NM	NM	368	600	(39)
Noninterest revenue	2,542	2,680	2,687	2,630	2,779	(5)	(9)	10,539	10,456	1
Net interest income	897	879	885	876	859	2	4	3,537	3,379	5
TOTAL NET REVENUE	3,439	3,559	3,572	3,506	3,638	(3)	(5)	14,076	13,835	2

Provision for credit losses	13	23	2	15	9	(43)	44	53	39	36

NONINTEREST EXPENSE
Compensation expense	1,383	1,391	1,329	1,392	1,389	(1)	—	5,495	5,317	3
Noncompensation expense	1,238	1,194	1,237	1,189	1,223	4	1	4,858	4,901	(1)
TOTAL NONINTEREST EXPENSE	2,621	2,585	2,566	2,581	2,612	1	—	10,353	10,218	1

Income before income tax expense	805	951	1,004	910	1,017	(15)	(21)	3,670	3,578	3
Income tax expense	201	227	249	140	363	(11)	(45)	817	1,241	(34)
NET INCOME	$604	$724	$755	$770	$654	(17)	(8)	$2,853	$2,337	22

REVENUE BY LINE OF BUSINESS
Asset Management	$1,723	$1,827	$1,826	$1,787	$1,969	(6)	(12)	$7,163	$7,257	(1)
Wealth Management	1,716	1,732	1,746	1,719	1,669	(1)	3	6,913	6,578	5
TOTAL NET REVENUE	$3,439	$3,559	$3,572	$3,506	$3,638	(3)	(5)	$14,076	$13,835	2

FINANCIAL RATIOS
ROE	26%	31%	33%	34%	28%			31%	25%
Overhead ratio	76	73	72	74	72			74	74
Pretax margin ratio:
Asset Management	25	27	28	26	29			26	22
Wealth Management	22	26	28	26	27			26	30
Asset & Wealth Management	23	27	28	26	28			26	26

Headcount	23,920	23,747	23,141	23,268	22,975	1	4	23,920	22,975	4

Number of Wealth Management client advisors	2,865	2,808	2,644	2,640	2,605	2	10	2,865	2,605	10

Effective January 1, 2018, the Firm adopted several new accounting standards. Certain of the new accounting standards were applied retrospectively and, accordingly, prior period amounts were revised. Refer to page 29 for a further discussion.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q18 Change				2018 Change
	4Q18	3Q18	2Q18	1Q18	4Q17	3Q18	4Q17	2018	2017	2017
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$170,024	$166,716	$161,474	$158,439	$151,909	2%	12%	$170,024	$151,909	12%
Loans	147,632	143,162	138,606	136,030	130,640	3	13	147,632	130,640	13
Core loans	147,632	143,162	138,606	136,030	130,640	3	13	147,632	130,640	13
Deposits	138,546	130,497	131,511	147,238	146,407	6	(5)	138,546	146,407	(5)
Equity	9,000	9,000	9,000	9,000	9,000	—	—	9,000	9,000	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$166,353	$161,982	$158,244	$154,345	$149,147	3	12	$160,269	$144,206	11
Loans	144,434	140,558	136,710	132,634	127,802	3	13	138,622	123,464	12
Core loans	144,434	140,558	136,710	132,634	127,802	3	13	138,622	123,464	12
Deposits	132,486	133,021	139,557	144,199	142,069	—	(7)	137,272	148,982	(8)
Equity	9,000	9,000	9,000	9,000	9,000	—	—	9,000	9,000	—

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$3	$11	$(5)	$1	$4	(73)	(25)	$10	$14	(29)
Nonaccrual loans	263	285	323	359	375	(8)	(30)	263	375	(30)
Allowance for credit losses:
Allowance for loan losses	326	317	304	301	290	3	12	326	290	12
Allowance for lending-related commitments	16	15	15	13	10	7	60	16	10	60
Total allowance for credit losses	342	332	319	314	300	3	14	342	300	14
Net charge-off/(recovery) rate	0.01%	0.03%	(0.01)%	—%	0.01%			0.01%	0.01%
Allowance for loan losses to period-end loans	0.22	0.22	0.22	0.22	0.22			0.22	0.22
Allowance for loan losses to nonaccrual loans	124	111	94	84	77			124	77
Nonaccrual loans to period-end loans	0.18	0.20	0.23	0.26	0.29			0.18	0.29

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Dec 31, 2018
						Change		FULL YEAR
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,			2018 Change
CLIENT ASSETS	2018	2018	2018	2018	2017	2018	2017	2018	2017	2017
Assets by asset class
Liquidity	$480	$463	$448	$432	$459	4%	5%	$480	$459	5%
Fixed income	464	457	452	467	474	2	(2)	464	474	(2)
Equity	384	452	435	432	428	(15)	(10)	384	428	(10)
Multi-asset and alternatives	659	705	693	685	673	(7)	(2)	659	673	(2)
TOTAL ASSETS UNDER MANAGEMENT	1,987	2,077	2,028	2,016	2,034	(4)	(2)	1,987	2,034	(2)
Custody/brokerage/administration/deposits	746	790	771	772	755	(6)	(1)	746	755	(1)
TOTAL CLIENT ASSETS	$2,733	$2,867	$2,799	$2,788	$2,789	(5)	(2)	$2,733	$2,789	(2)

Memo:
Alternatives client assets (a)	$171	$172	$172	$169	$166	(1)	3	$171	$166	3

Assets by client segment
Private Banking	$552	$576	$551	$537	$526	(4)	5	$552	$526	5
Institutional	926	945	934	937	968	(2)	(4)	926	968	(4)
Retail	509	556	543	542	540	(8)	(6)	509	540	(6)
TOTAL ASSETS UNDER MANAGEMENT	$1,987	$2,077	$2,028	$2,016	$2,034	(4)	(2)	$1,987	$2,034	(2)

Private Banking	$1,274	$1,339	$1,298	$1,285	$1,256	(5)	1	$1,274	$1,256	1
Institutional	946	967	956	958	990	(2)	(4)	946	990	(4)
Retail	513	561	545	545	543	(9)	(6)	513	543	(6)
TOTAL CLIENT ASSETS	$2,733	$2,867	$2,799	$2,788	$2,789	(5)	(2)	$2,733	$2,789	(2)

Assets under management rollforward
Beginning balance	$2,077	$2,028	$2,016	$2,034	$1,945			$2,034	$1,771
Net asset flows:
Liquidity	21	14	17	(21)	10			31	9
Fixed income	8	3	(7)	(5)	12			(1)	36
Equity	(6)	1	2	5	1			2	(11)
Multi-asset and alternatives	(5)	4	9	16	17			24	43
Market/performance/other impacts	(108)	27	(9)	(13)	49			(103)	186
Ending balance	$1,987	$2,077	$2,028	$2,016	$2,034			$1,987	$2,034

Client assets rollforward
Beginning balance	$2,867	$2,799	$2,788	$2,789	$2,678			$2,789	$2,453
Net asset flows	30	33	11	14	56			88	93
Market/performance/other impacts	(164)	35	—	(15)	55			(144)	243
Ending balance	$2,733	$2,867	$2,799	$2,788	$2,789			$2,733	$2,789

(a)	Represents assets under management, as well as client balances in brokerage accounts.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS									FULL YEAR
								4Q18 Change					2018 Change
	4Q18	3Q18	2Q18	1Q18		4Q17		3Q18	4Q17	2018	2017		2017
INCOME STATEMENT
REVENUE
Principal transactions	$(204)	$(161)	$83	$(144)		$123		(27)%	NM	$(426)	$284		NM
Securities gains/(losses)	(24)	(46)	(80)	(245)		(29)		48	17	(395)	(66)		(498)
All other income	185	30	139	204		28		NM	NM	558	867	(g)	(36)
Noninterest revenue	(43)	(177)	142	(185)		122		76	NM	(263)	1,085		NM
Net interest income	170	74	(62)	(47)		53		130	221	135	55		145
TOTAL NET REVENUE (a)	127	(103)	80	(232)		175		NM	(27)	(128)	1,140		NM

Provision for credit losses	(1)	2	(1)	(4)		—		NM	NM	(4)	—		NM

NONINTEREST EXPENSE (b)	508	28	279	87		146		NM	248	902	501		80
Income/(loss) before income tax expense/(benefit)	(380)	(133)	(198)	(315)		29		(186)	NM	(1,026)	639		NM
Income tax expense/(benefit)	197	12	(62)	68		2,355	(f)	NM	(92)	215	2,282	(f)	(91)
NET INCOME/(LOSS)	$(577)	$(145)	$(136)	$(383)		$(2,326)		(298)	75	$(1,241)	$(1,643)		24

MEMO:
TOTAL NET REVENUE
Treasury and Chief Investment Office (“CIO”)	275	186	87	(38)		222		48	24	510	566		(10)
Other Corporate	(148)	(289)	(7)	(194)		(47)		49	(215)	(638)	574		NM
TOTAL NET REVENUE	$127	$(103)	$80	$(232)		$175		NM	(27)	$(128)	$1,140		NM

NET INCOME/(LOSS)
Treasury and CIO	175	96	(153)	(187)		66		82	165	(69)	60		NM
Other Corporate	(752)	(241)	17	(196)		(2,392)		(212)	69	(1,172)	(1,703)		31
TOTAL NET INCOME/(LOSS)	$(577)	$(145)	$(136)	$(383)		$(2,326)		(298)	75	$(1,241)	$(1,643)		24

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$771,787	$742,693	$746,716	$779,962		$781,478		4	(1)	$771,787	$781,478		(1)
Loans	1,597	1,556	1,720	1,724		1,653		3	(3)	1,597	1,653		(3)
Core loans (c)	1,597	1,556	1,720	1,689		1,653		3	(3)	1,597	1,653		(3)

Headcount (d)	37,145	36,686	35,877	35,368		34,601		1	7	37,145	34,601		7

SUPPLEMENTAL INFORMATION
TREASURY and CIO
Securities gains/(losses)	$(24)	$(46)	$(80)	$(245)		$(29)		48%	17%	$(395)	$(78)		(406)%
Available-for-sale (“AFS”) investment securities (average)	211,997	197,230	200,232	204,323	(e)	205,252		7	3	203,449	219,345		(7)
Held-to-maturity (“HTM”) investment securities (average)	31,466	31,232	30,304	34,020	(e)	47,115		1	(33)	31,747	47,927		(34)
Investment securities portfolio (average)	$243,463	$228,462	$230,536	$238,343		$252,367		7	(4)	$235,197	$267,272		(12)
AFS investment securities (period-end)	228,681	198,523	200,434	207,703	(e)	200,247		15	14	228,681	200,247		14
HTM investment securities (period-end)	31,434	31,368	31,006	29,042	(e)	47,733		—	(34)	31,434	47,733		(34)
Investment securities portfolio (period-end)	$260,115	$229,891	$231,440	$236,745		$247,980		13	5	$260,115	$247,980		5

(a)
Included tax-equivalent adjustments, driven by tax-exempt income from municipal bond investments, of $95 million, $94 million, $95 million, $98 million and $224 million for the three months ended December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018 and December 31, 2017, respectively, and $382 million and $905 million for the full year 2018 and 2017, respectively.

(b)
Included legal expense/(benefit) of $(16) million, $(175) million, $(8) million, $(42) million and $(233) million for the three months ended December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018, and December 31, 2017, respectively, and $(241) million and $(593) million for the full year 2018 and 2017, respectively.

(c)
Average core loans were $1.6 billion, $1.6 billion, $1.7 billion, $1.6 billion and $1.7 billion for the three months ended December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018, and December 31, 2017, respectively, and $1.7 billion and $1.6 billion for the full year 2018 and 2017, respectively.

(d)
Effective in the first quarter of 2018, certain compliance staff were transferred from Corporate to CB. The prior period amounts have been revised to conform with the current period presentation. For further discussion of this transfer, refer to page 18, footnote (c).

(e)
In accordance with the hedge accounting guidance adopted, the Firm elected to transfer certain securities from HTM to AFS during the first quarter of 2018. Refer to note on page 29 for additional information.

(f)	The three months and full year ended December 31, 2017 included a $2.7 billion increase to income tax expense reflecting the estimated impact of the enactment of the TCJA.

(g)	Included revenue related to a legal settlement of $645 million for the full year 2017.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)
								Dec 31, 2018
								Change
	Dec 31,	Sep 30,		Jun 30,	Mar 31,	Dec 31,		Sep 30,	Dec 31,
	2018	2018		2018	2018	2017		2018	2017
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained, excluding PCI loans	$349,603	$350,749		$347,610	$343,738	$341,977		—%	2%
Loans - PCI	24,034	25,209		26,977	29,505	30,576		(5)	(21)
Total loans retained	373,637	375,958		374,587	373,243	372,553		(1)	—
Loans held-for-sale	95	104		110	152	128		(9)	(26)
Total consumer, excluding credit card loans	373,732	376,062		374,697	373,395	372,681		(1)	—

Credit card loans
Loans retained	156,616	147,856		145,221	140,348	149,387		6	5
Loans held-for-sale	16	25		34	66	124		(36)	(87)
Total credit card loans	156,632	147,881		145,255	140,414	149,511		6	5
Total consumer loans	530,364	523,943		519,952	513,809	522,192		1	2

Wholesale loans (b)
Loans retained	439,162	423,837		420,632	412,020	402,898		4	9
Loans held-for-sale and loans at fair value	15,028	6,538		7,830	8,595	5,607		130	168
Total wholesale loans	454,190	430,375		428,462	420,615	408,505		6	11

Total loans	984,554	954,318		948,414	934,424	930,697		3	6
Derivative receivables	54,213	60,062		58,510	56,914	56,523		(10)	(4)
Receivables from customers and other (c)	30,217	26,137		27,607	27,996	26,272		16	15
Total credit-related assets	1,068,984	1,040,517		1,034,531	1,019,334	1,013,492		3	5

Lending-related commitments
Consumer, excluding credit card	46,066	50,630		51,784	49,516	48,553	(f)	(9)	(5)
Credit card	605,379	600,728		592,452	588,232	572,831		1	6
Wholesale	387,813	397,316	(f)	401,757	384,275	370,098		(2)	5
Total lending-related commitments	1,039,258	1,048,674		1,045,993	1,022,023	991,482		(1)	5

Total credit exposure	$2,108,242	$2,089,191		$2,080,524	$2,041,357	$2,004,974		1	5

Memo: Total by category
Consumer exposure (d)	$1,181,963	$1,175,456		$1,164,341	$1,151,698	$1,143,709		1	3
Wholesale exposures (e)	926,279	913,735		916,183	889,659	861,265		1	8
Total credit exposure	$2,108,242	$2,089,191		$2,080,524	$2,041,357	$2,004,974		1	5

Note: The Firm provides several non-GAAP financial measures which exclude the impact of PCI loans. For further discussion of these measures, refer to pages 28–29.

(a)	Includes loans reported in CCB, prime mortgage and home equity loans reported in AWM, and prime mortgage loans reported in Corporate.

(b)	Includes loans reported in CIB, CB and AWM business segments and Corporate.

(c)
Predominantly includes receivables from customers, which represent held-for-investment margin loans to prime and retail brokerage customers; these are classified in accrued interest and accounts receivable on the Consolidated balance sheets.

(d)	Represents total consumer loans, lending-related commitments, and receivables from customers and other.

(e)	Represents total wholesale loans, lending-related commitments, derivative receivables, and receivables from customers and other.

(f)	The prior period amounts have been revised to conform with the current period presentation.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Dec 31, 2018
						Change
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,
	2018	2018	2018	2018	2017	2018	2017
NONPERFORMING ASSETS (a)
Consumer nonaccrual loans (b)(c)	$3,461	$3,636	$3,979	$4,260	$4,209	(5)	(18)

Wholesale nonaccrual loans
Loans retained	1,150	994	1,156	1,594	1,734	16	(34)
Loans held-for-sale and loans at fair value	220	14	175	29	—	NM	NM
Total wholesale nonaccrual loans	1,370	1,008	1,331	1,623	1,734	36	(21)

Total nonaccrual loans	4,831	4,644	5,310	5,883	5,943	4	(19)

Derivative receivables	60	90	112	132	130	(33)	(54)
Assets acquired in loan satisfactions	299	300	345	349	353	—	(15)
Total nonperforming assets	5,190	5,034	5,767	6,364	6,426	3	(19)
Wholesale lending-related commitments (d)	469	252	712	746	731	86	(36)
Total nonperforming exposure	$5,659	$5,286	$6,479	$7,110	$7,157	7	(21)

NONACCRUAL LOAN-RELATED RATIOS
Total nonaccrual loans to total loans	0.49%	0.49%	0.56%	0.63%	0.64%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans	0.93	0.97	1.06	1.14	1.13
Total wholesale nonaccrual loans to total
wholesale loans	0.30	0.23	0.31	0.39	0.42

(a)
At December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018, and December 31, 2017, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $2.6 billion, $2.9 billion, $3.3 billion, $4.0 billion and $4.3 billion, respectively, that are 90 or more days past due; and (2) real estate owned (“REO”) insured by U.S. government agencies of $75 million, $78 million, $84 million, $94 million and $95 million, respectively. These amounts have been excluded based upon the government guarantee. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance issued by the Federal Financial Institutions Examination Council (“FFIEC”). Under this guidance, non-modified credit card loans are charged off by the end of the month in which the account becomes 180 days past due, while modified credit card loans are charged off when the account becomes 120 days past due. Moreover, all credit card loans must be charged off within 60 days of receiving notification about certain specified events (e.g., bankruptcy of the borrower).

(b)
Included nonaccrual loans held-for-sale of $0 million, $0 million, $0 million, $34 million and $0 million at December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018 and December 31, 2017, respectively.

(c)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as they are all performing.

(d)	Represents commitments that are risk rated as nonaccrual.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q18 Change					2018 Change
	4Q18	3Q18	2Q18	1Q18	4Q17	3Q18	4Q17	2018	2017		2017
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$13,128	$13,250	$13,375	$13,604	$13,539	(1)%	(3)%	$13,604	$13,776		(1)%
Net charge-offs:
Gross charge-offs	1,532	1,459	1,718	1,640	1,535	5	—	6,349	6,512		(3)
Gross recoveries	(296)	(426)	(466)	(305)	(271)	31	(9)	(1,493)	(1,125)		(33)
Net charge-offs	1,236	1,033	1,252	1,335	1,264	20	(2)	4,856	5,387		(10)
Write-offs of PCI loans (a)	36	58	73	20	20	(38)	80	187	86		117
Provision for loan losses	1,591	968	1,199	1,127	1,349	64	18	4,885	5,300		(8)
Other	(2)	1	1	(1)	—	NM	NM	(1)	1		NM
Ending balance	$13,445	$13,128	$13,250	$13,375	$13,604	2	(1)	$13,445	$13,604		(1)

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$1,097	$1,117	$1,107	$1,068	$1,109	(2)	(1)	$1,068	$1,078		(1)
Provision for lending-related commitments	(43)	(20)	11	38	(41)	(115)	(5)	(14)	(10)		(40)
Other	1	—	(1)	1	—	NM	NM	1	—		NM
Ending balance	$1,055	$1,097	$1,117	$1,107	$1,068	(4)	(1)	$1,055	$1,068		(1)

Total allowance for credit losses	$14,500	$14,225	$14,367	$14,482	$14,672	2	(1)	$14,500	$14,672		(1)

NET CHARGE-OFF/(RECOVERY) RATES
Consumer retained, excluding credit card loans (b)	0.09%	0.01%	(0.06)%	0.16%	0.15%			0.05%	0.31%	(c)
Credit card retained loans	2.93	2.91	3.27	3.32	2.97			3.10	2.95
Total consumer retained loans	0.91	0.82	0.86	1.04	0.94			0.90	1.04	(c)
Wholesale retained loans	0.03	(0.04)	0.14	0.02	0.05			0.04	0.03
Total retained loans	0.52	0.43	0.54	0.59	0.55			0.52	0.60	(c)
Consumer retained loans, excluding credit card and
PCI loans	0.10	0.01	(0.07)	0.17	0.17			0.05	0.34	(c)
Consumer retained loans, excluding PCI loans	0.95	0.86	0.91	1.10	1.00			0.95	1.11	(c)
Total retained, excluding PCI loans	0.53	0.45	0.56	0.61	0.57			0.53	0.62	(c)

Memo: Average retained loans
Consumer retained, excluding credit card loans	$374,686	$375,742	$374,377	$372,739	$371,068	—	1	$374,395	$366,798		2
Credit card retained loans	150,574	146,244	142,685	142,830	143,388	3	5	145,606	139,918		4
Total average retained consumer loans	525,260	521,986	517,062	515,569	514,456	1	2	520,001	506,716		3
Wholesale retained loans	426,594	420,597	414,980	404,859	398,795	1	7	416,828	392,263		6
Total average retained loans	$951,854	$942,583	$932,042	$920,428	$913,251	1	4	$936,829	$898,979		4

Consumer retained, excluding credit card and
PCI loans	$350,053	$349,367	$345,601	$342,690	$339,860	—	3	$346,955	$333,709		4
Consumer retained, excluding PCI loans	500,627	495,611	488,286	485,520	483,248	1	4	492,561	473,627		4
Total retained, excluding PCI loans	927,218	916,205	903,263	890,376	882,040	1	5	909,386	865,887		5

(a)
Write-offs of PCI loans are recorded against the allowance for loan losses when actual losses for a pool exceed estimated losses that were recorded as purchase accounting adjustments at the time of acquisition. A write-off of a PCI loan is recognized when the underlying loan is removed from a pool (e.g., upon liquidation).

(b)	The net charge-off rates exclude the write-offs in the PCI portfolio. These write-offs decreased the allowance for loan losses for PCI loans.

(c)
During the first quarter of 2017, the Firm transferred the student loan portfolio to held-for-sale, resulting in a write-down of the portfolio to the estimated fair value at the time of the transfer. For the year ended December 31, 2017, excluding net charge-offs of $467 million related to the transfer, the net charge-off rate for Consumer retained, excluding credit card loans, would have been 0.18%; Total consumer retained loans would have been 0.95%; Total retained loans would have been 0.55%; Consumer retained, excluding credit card loans and PCI loans would have been 0.20%; Total consumer retained loans excluding PCI loans would have been 1.01%; and Total retained, excluding PCI loans would have been 0.57%.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Dec 31, 2018
						Change
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,
	2018	2018	2018	2018	2017	2018	2017
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific (a)	$196	$204	$226	$266	$246	(4)%	(20)%
Formula-based	2,162	2,154	2,130	2,089	2,108	—	3
PCI	1,788	1,824	2,132	2,205	2,225	(2)	(20)
Total consumer, excluding credit card	4,146	4,182	4,488	4,560	4,579	(1)	(9)
Credit card
Asset-specific (b)	440	421	402	393	383	5	15
Formula-based	4,744	4,613	4,482	4,491	4,501	3	5
Total credit card	5,184	5,034	4,884	4,884	4,884	3	6
Total consumer	9,330	9,216	9,372	9,444	9,463	1	(1)
Wholesale
Asset-specific (a)	297	280	318	474	461	6	(36)
Formula-based	3,818	3,632	3,560	3,457	3,680	5	4
Total wholesale	4,115	3,912	3,878	3,931	4,141	5	(1)
Total allowance for loan losses	13,445	13,128	13,250	13,375	13,604	2	(1)
Allowance for lending-related commitments	1,055	1,097	1,117	1,107	1,068	(4)	(1)
Total allowance for credit losses	$14,500	$14,225	$14,367	$14,482	$14,672	2	(1)

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	1.11%	1.11%	1.20%	1.22%	1.23%
Credit card allowance to total credit card retained loans	3.31	3.40	3.36	3.48	3.27
Wholesale allowance to total wholesale retained loans	0.94	0.92	0.92	0.95	1.03
Wholesale allowance to total wholesale retained loans,
excluding trade finance and conduits (c)	1.01	0.99	1.00	1.04	1.12
Total allowance to total retained loans	1.39	1.39	1.41	1.44	1.47
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (d)	120	115	113	108	109
Total allowance, excluding credit card allowance, to retained
nonaccrual loans, excluding credit card nonaccrual loans (d)	179	175	163	146	147
Wholesale allowance to wholesale retained nonaccrual loans	358	394	335	247	239
Total allowance to total retained nonaccrual loans	292	284	258	230	229

CREDIT RATIOS, excluding PCI loans
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	0.67	0.67	0.68	0.69	0.69
Total allowance to total retained loans	1.23	1.23	1.22	1.25	1.27
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (d)	68	65	59	56	56
Allowance, excluding credit card allowance, to retained non-
accrual loans, excluding credit card nonaccrual loans (d)	140	135	121	108	109
Total allowance to total retained nonaccrual loans	253	244	217	192	191

(a)	Includes risk-rated loans that have been placed on nonaccrual status and loans that have been modified in a troubled debt restructuring (“TDR”).

(b)
The asset-specific credit card allowance for loan losses relates to loans that have been modified in a TDR; the Firm calculates such allowance based on the loans’ original contractual interest rates and does not consider any incremental penalty rates.

(c)
Management uses allowance for loan losses to period-end loans retained, excluding CIB’s trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of the wholesale allowance coverage ratio.

(d)	For information on the Firm’s nonaccrual policy for credit card loans, refer to footnote (a) on page 25.

JPMORGAN CHASE & CO.
NOTES INCLUDING NON-GAAP FINANCIAL MEASURES AND KEY PERFORMANCE MEASURES

Non-GAAP Financial Measures

(a)
In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm and each of the reportable business segments on a FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.

(b)
TCE, ROTCE, and TBVPS are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE, and TBVPS are meaningful to the Firm, as well as investors and analysts, in assessing the Firm’s use of equity.

(c)
The ratios of the allowance for loan losses to period-end loans retained, the allowance for loan losses to nonaccrual loans retained, and nonaccrual loans to total period-end loans excluding credit card and PCI loans, exclude the following: loans accounted for at fair value and loans held-for-sale; PCI loans; and the allowance for loan losses related to PCI loans. Additionally, net charge-offs and net charge-off rates exclude the impact of PCI loans. The ratio of the wholesale and CIB’s allowance for loan losses to period-end loans retained, excluding trade finance and conduits, is calculated excluding loans accounted for at fair value, loans held-for-sale, CIB’s trade finance loans and consolidated Firm-administered multi-seller conduits, as well as their related allowances, to provide a more meaningful assessment of the respective allowance coverage ratio.

(d)In addition to reviewing net interest income and the net interest yield on a managed basis, management also reviews these metrics excluding CIB’s Markets businesses to assess the performance of the Firm’s lending, investing (including asset-liability management) and deposit-raising activities. The resulting metrics are referred to as non-markets related net interest income and net yield. CIB’s Markets businesses are Fixed Income Markets and Equity Markets. Management believes that disclosure of non-markets related net interest income and net yield provide investors and analysts with other measures by which to analyze the non-markets-related business trends of the Firm and provides a comparable measure to other financial institutions that are primarily focused on lending, investing and deposit-raising activities.

	QUARTERLY TRENDS							FULL YEAR
						4Q18 Change				2018 Change
	4Q18	3Q18	2Q18	1Q18	4Q17	3Q18	4Q17	2018	2017	2017
NET INTEREST INCOME EXCLUDING CIB’s MARKETS
Net interest income - managed basis(a)(b)	$14,509	$14,062	$13,646	$13,470	$13,353	3%	9%	$55,687	$51,410	8%
Less: CIB Markets net interest income	599	704	754	1,030	1,121	(15)	(47)	3,087	4,630	(33)
Net interest income excluding CIB Markets(a)	$13,910	$13,358	$12,892	$12,440	$12,232	4	14	$52,600	$46,780	12

Average interest-earning assets	$2,270,170	$2,220,258	$2,222,277	$2,203,413	$2,189,707	2%	4%	$2,229,188	2,180,592	2%
Less: Average CIB Markets interest-earning assets	621,451	613,737	611,432	591,547	558,021	1	11	609,635	$540,835	13
Average interest-earning assets excluding CIB Markets	$1,648,719	$1,606,521	$1,610,845	$1,611,866	$1,631,686	3	1	$1,619,553	$1,639,757	(1)

Net interest yield on average interest-earning assets - managed basis	2.54%	2.51%	2.46%	2.48%	2.42%			2.50%	2.36%
Net interest yield on average CIB Markets interest-earning assets	0.38%	0.46%	0.49%	0.71%	0.80%			0.51%	0.86%
Net interest yield on average interest-earning assets excluding CIB Markets	3.35%	3.30%	3.21%	3.13%	2.97%			3.25%	2.85%

(a) Interest includes the effect of related hedges. Taxable-equivalent amounts are used where applicable.
(b) For a reconciliation of net interest income on a reported and managed basis, refer to reconciliation from reported U.S. GAAP results to managed basis on page 7.

JPMORGAN CHASE & CO.
NOTES INCLUDING NON-GAAP FINANCIAL MEASURES AND KEY PERFORMANCE MEASURES

Key Performance Measures

(a)
Core loans represent loans considered central to the Firm’s ongoing businesses; core loans exclude loans classified as trading assets, runoff portfolios, discontinued portfolios and portfolios the Firm has an intent to exit.

Financial Accounting Standards Board (“FASB”) Standards Adopted January 1, 2018

(a)
Effective January 1, 2018, the Firm adopted several new accounting standards. Certain of the new accounting standards were applied retrospectively and prior period amounts were revised accordingly; the most significant of which was revenue recognition. The revenue recognition guidance requires gross presentation of certain costs that were previously offset against revenue. This change was applied retrospectively and resulted in both noninterest revenue and noninterest expense increasing by $304 million for the three months ended December 31, 2017, and $1,081 million for the full year ended December 31, 2017, with no impact to net income. For additional information, including the impacts of each of the new accounting standards, refer to pages 29-30 of the Firm’s Earnings Release Financial Supplement for the quarterly period ended March 31, 2018.